UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock Tactical Opportunities Fund

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd

Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2020

Date of reporting period: 04/30/2020

Item 1 – Report to Stockholders

APRIL 30, 2020

2020 Annual Report

BlackRock FundsSM

•	BlackRock Tactical Opportunities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For much of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the long-term impact of the pandemic on the global economy.

Returns for most securities were robust for the first three quarters of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the reporting period with negative performance, while in the U.S. only large-capitalization stocks delivered a slightly positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a positive return, while high-yield corporates were down due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption is certain to hurt worldwide economic growth, the global expansion is likely to continue once the impact of the outbreak subsides. Nonetheless, there are promising signs that a strong coordinated monetary and fiscal response is underway, both in the United States and abroad. With measures being taken to contain the virus and provide support to impacted businesses and individuals, we anticipate a sharp increase in economic activity as life returns to normal.

Overall, we favor a neutral stance toward risk, given the uncertainty surrounding the economic impact of coronavirus countermeasures. Among equities, we see an advantage in U.S. stocks compared to other developed markets, given the diversity of the U.S. economy and the impressive scope of monetary and fiscal stimulus. In bonds, the swift action taken by the world’s central banks means there are attractive opportunities in credit, and we expect credit spreads to narrow as markets stabilize. Both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors,

Total Returns as of April 30, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(3.16)%	0.86%
U.S. small cap equities (Russell 2000® Index)	(15.47)	(16.39)
International equities (MSCI Europe, Australasia, Far East Index)	(14.21)	(11.34)
Emerging market equities (MSCI Emerging Markets Index)	(10.50)	(12.00)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.85	2.07
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	10.73	19.78
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.86	10.84
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(1.26)	2.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(6.60)	(4.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of April 30, 2020	BlackRock Tactical Opportunities Fund

Investment Objective

BlackRock Tactical Opportunities Fund’s (the “Fund”) investment objective is to seek total return.

On November 13, 2019, the Board of Trustees of the Trust (the “Board”) approved a change in the fiscal year-end of the Fund, effective as of April 30, 2020, from September 30 to April 30.

Portfolio Management Commentary

How did the Fund perform?

For the abbreviated annual reporting period from October 1, 2019 to April 30, 2020, the Fund’s Institutional, Service, Investor A, Investor C and Class K Shares returned 2.79%, 2.63%, 2.70%, 2.21% and 2.93% respectively, outperforming its reference benchmark (75% Bloomberg Barclays U.S. 1-3 Year Treasury Bond lndex/25% MSCI All Country World Income Index (“ACWI”)), which returned 1.64%. For the same period, the Fund’s share classes also outperformed its cash benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index, which returned 1.05%.

What factors influenced performance?

Relative-value positioning in developed market bonds was a key positive contributor, as differences in yield curve dynamics led the Fund to hold longs in Australia, the United States and Canada against Europe. This strategy helped returns as yields generally fell further in those regions than they did in Europe. This was particularly true in the first quarter of 2020, when yields in Australia fell sharply while European yields remained relatively unchanged.

In the emerging markets, long positions in Latin America versus China and Poland boosted Fund performance early in the period as Latin American central banks were more aggressive in easing their monetary policies. Later in the period, long positions in South Africa and Mexico contributed positively as both nations’ central banks significantly cut interest rates in March and April 2020. The Fund retained these positions at the end of April, as the investment adviser felt the scale of the coronavirus pandemic and resulting potential for additional easing remained underpriced in the two countries.

Currency positioning was a key detractor. A long position in the Mexican peso suffered from dislocations in the emerging markets following the February-March 2020 downturn in commodity prices. A series of equity sector and industry views also detracted as the portfolio had less exposure to growth and momentum factors at a time in which both outperformed.

The Fund experienced losses from its directional short position in bonds. As bond prices became increasingly rich in early 2020 given the encouraging economic data, the investment adviser increased the extent of the short position. This shift proved to be a detractor, as global sovereign bond yields in fact fell to record lows due to the coronavirus pandemic. The investment adviser shifted the short position to a long in mid-March and recovered some, but not all, of the prior losses.

During the period, the investment adviser used derivatives as an efficient means to take active views on interest rates, equity indices and currencies. The use of derivatives instead of physical instruments had a positive impact on Fund performance. The Fund held a slightly elevated allocation to cash as collateral for derivative positions and as a means of earning a modest yield. The cash position did not have a material effect on performance.

Describe recent portfolio activity.

The Fund entered the period net long in global equities, net long in the U.S. dollar, and roughly flat in terms of duration (interest-rate sensitivity). The Fund moved its equity portfolio in favor of a more pro-growth stance in late 2019, and it maintained its net long position in equities. The Fund’s net bond exposure gradually shifted from flat to short in this time, and the Fund also moved to a net short position in the U.S. dollar, primarily versus the euro.

By late January 2020, macroeconomic data suggested an upswing in global manufacturing activity. The Fund therefore increased its allocation to cyclical assets by adding to stocks and selling bonds. As the impact of the coronavirus became more pronounced and global monetary and fiscal authorities unleashed massive support packages, the Fund adjusted its directional positioning and ended the period net long in both equities and bonds.

Describe portfolio positioning at period end.

The Fund held a series of relative-value positions in its equity portfolio, including long positions in France and the Netherlands versus Italy and Germany. In the bond portfolio, the Fund maintained a preference for Australia versus Europe. In currencies, the Fund was long in the euro against the U.S. dollar, and long in the Mexican peso and South African rand against other emerging markets and the United States.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30 2020 (continued)	BlackRock Tactical Opportunities Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market instruments. The Fund’s total returns from May 15, 2012 through January 28, 2016 are the returns of the Fund when it followed a different investment strategy by investing a significant portion of its assets in other investment companies and directly in securities under the name BlackRock Managed Volatility Portfolio. The Fund’s total returns prior to May 15, 2012 are the returns of the Fund when it followed different investment strategies under the name BlackRock Asset Allocation Portfolio.

(c)

An unmanaged index that tracks 3-month U.S. Treasury securities. Effective January 1, 2020, the Fund’s benchmark was renamed from ICE BofAML 3-Month U.S. Treasury Bill Index to ICE BofA3-Month U.S. Treasury Bill index.

(d)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 49 country indexes comprising of 23 developed and 26 emerging market country indexes.

(e)

Asub-index of the Bloomberg Barclays U.S. Treasury Index, which measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury and includes a maturity constraint of at least one year and up to, but not including, three years until final maturity.

(f)	A customized weighted index comprised of75% Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index and 25% MSCI ACWI.

FUND SUMMARY	5

Fund Summary as of April 30, 2020 (continued)	BlackRock Tactical Opportunities Fund

Performance Summary for the Period Ended April 30, 2020

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	0.80%	1.46%	N/A	2.23%	N/A	4.53%	N/A
Service	0.70	1.21	N/A	1.95	N/A	4.23	N/A
Investor A	0.77	1.28	(4.04)%	1.93	0.84%	4.22	3.66%
Investor C	0.31	0.46	(0.53)	1.22	1.22	3.49	3.49
Class K	0.93	1.66	N/A	2.22	N/A	4.37	N/A
Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index	3.08	5.34	N/A	1.85	N/A	1.42	N/A
ICE BofAML 3-Month U.S. Treasury Bill Index	0.85	2.07	N/A	1.19	N/A	0.64	N/A
75% Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index/25% MSCI ACWI	0.70	3.19	N/A	2.69	N/A	2.99	N/A
MSCI ACWI	(7.68)	(4.96)	N/A	4.37	N/A	6.94	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market instruments. The Fund’s total returns from May 15, 2012 through January 28, 2016 are the returns of the Fund when it followed a different investment strategy by investing a significant portion of its assets in other investment companies and directly in securities under the name BlackRock Managed Volatility Portfolio. The Fund’s total returns prior to May 15, 2012 are the returns of the Fund when it followed different investment strategies under the name BlackRock Asset Allocation Portfolio.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Portfolio Information

TEN LARGEST HOLDINGS

Security (a)	Percent of Net Assets
U.S. Treasury Notes, 2.75%, 08/15/21	8%
U.S. Treasury Notes, 1.13%, 08/31/21	8
Microsoft Corp	2
Apple, Inc	2
Amazon.com, Inc.	2
Facebook, Inc., Class A	1
Alphabet, Inc., ClassC	1
Alphabet, Inc., Class A	1
Johnson & Johnson	1
Visa, Inc., Class A	1

(a)	Excludes short-term investments.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Common Stocks	61%
U.S. Treasury Obligations	16
Asset-Backed Securities	—	(a)
Other Interests	—	(a)
Preferred Stocks	—	(a)
Rights	—	(a)
Short-Term Securities	5
Other Assets Less Liabilities	18

(a)	Represents less than 1% of the Fund’s net assets.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of August 1, 2016 is that of Investor A Shares, excluding any front-end sales charges, which are not applicable to Class K Shares. The performance of the Fund’s Class K Shares would be substantially similar to Investor A Shares because Class K Shares and Investor A Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Investor A Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Investor A Shares because Class K Shares have lower expenses than the Investor A Shares.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on November 1, 2019 and held through April 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical (a)
	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period (b)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,008.00	$4.34	$1,000.00	$1,020.54	$4.37	0.87%
Service	1,000.00	1,007.00	5.79	1,000.00	1,019.10	5.82	1.16
Investor A	1,000.00	1,007.70	5.79	1,000.00	1,019.10	5.82	1.16
Investor C	1,000.00	1,003.10	9.31	1,000.00	1,015.56	9.37	1.87
Class K	1,000.00	1,009.30	3.70	1,000.00	1,021.18	3.72	0.74

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent six months divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six month period shown).

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES	7

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2020	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities — 0.0%
Knollwood CDO Ltd., Series 2004-1A, Class C, (LIBOR USD 3 Month + 3.20%), 4.55%, 01/10/39(a)(b)(c)	USD 176	$—

Total Asset-Backed Securities — 0.0% (Cost: $171,334)		—

	Shares

Common Stocks — 60.5%

Aerospace & Defense — 0.2%
Howmet Aerospace, Inc.	3,622	47,339
Meggitt plc	7,979	27,940
MTU Aero Engines AG	343	46,708
Raytheon Technologies Corp.	21,770	1,410,914
Singapore Technologies Engineering Ltd.	150,900	365,441
Teledyne Technologies, lnc.(d)	197	64,157
TransDigm Group, Inc.	370	134,340

		2,096,839

Air Freight & Logistics — 0.1%
Deutsche Post AG (Registered)	8,431	250,462
DSV Panalpina A/S	520	54,028
United Parcel Service, Inc., Class B	1,232	116,621
Yamato Holdings Co. Ltd.	4,400	76,796

		497,907

Airlines — 0.1%
Delta Air Lines, Inc.	3,369	87,291
Deutsche Lufthansa AG (Registered)	7,673	68,694
easy Jet plc	7,904	59,871
Qantas Airways Ltd.	62,642	155,581
Southwest Airlines Co.	7,282	227,562
United Airlines Holdings, lnc.(d)	1,193	35,289

		634,288

Auto Components — 0.1%
Aisin Seiki Co. Ltd.	1,300	37,439
Aptiv plc	2,349	163,373
Denso Corp.	8,000	281,214

		482,026

Automobiles — 0.8%
Bayerische Motoren Werke AG	8,642	508,368
Daimler AG (Registered)	13,975	477,987
Ferrari NV	1,130	176,614
Fiat Chrysler Automobiles NV	19,673	170,643
Ford Motor Co.	82,486	419,854
General Motors Co.	37,385	833,312
Harley-Davidson, Inc.	3,938	85,966
Honda Motor Co. Ltd.	14,500	352,121
Isuzu Motors Ltd.	21,500	163,390
Mitsubishi Motors Corp.	26,900	76,231
Renault SA	4,380	86,306
Subaru Corp.	3,300	66,048
Suzuki Motor Corp.	10,900	347,876
Tesla, lnc.(d)	2,287	1,788,160
Toyota Motor Corp.	27,300	1,687,873
Yamaha Motor Co. Ltd.	2,200	28,305

		7,269,054

Security	Shares	Value

Banks — 2.9%
Australia & New Zealand Banking Group Ltd.	50,860	$552,465
Banco Bilbao Vizcaya Argentaria SA	9,045	29,566
Banco Santander SA	68,198	152,381
Bank Hapoalim BM	16,663	106,802
Bank Leumi Le-lsrael BM	15,991	86,161
Bank of America Corp.	126,605	3,044,850
Bank of East Asia Ltd. (The)	18,200	38,555
Barclays plc	285,990	381,883
BNP Paribas SA	12,978	407,721
BOC Hong Kong Holdings Ltd.	52,000	159,595
Citigroup, Inc.	35,138	1,706,301
Citizens Financial Group, Inc.	1,415	31,682
Commonwealth Bank of Australia	25,159	1,016,335
Credit Agricole SA	6,344	51,028
DBS Group Holdings Ltd.	19,800	278,766
DNB ASA	45,571	551,770
East West Bancorp, Inc.	1,673	58,672
Fifth Third Bancorp	4,436	82,909
First Republic Bank	1,690	176,250
Hang Seng Bank Ltd.	2,300	40,227
HSBC Holdings plc	246,681	1,267,931
Huntington Bancshares, Inc.	5,008	46,274
ING Groep NV	11,400	63,872
Intesa Sanpaolo SpA	127,838	199,620
Israel Discount Bank Ltd., Class A	141,368	458,642
Japan Post Bank Co. Ltd.	24,300	225,630
JPMorgan Chase & Co.	50,002	4,788,192
KBC Group NV	242	13,126
KeyCorp.	5,209	60,685
M&T Bank Corp.	1,420	159,154
Mitsubishi UFJ Financial Group, Inc.	162,900	658,116
Mizrahi Tefahot Bank Ltd.	24,649	504,839
Mizuho Financial Group, Inc.	222,200	258,734
National Australia Bank Ltd.	46,181	506,027
Nordea Bank Abp	61,994	397,626
Oversea-Chinese Banking Corp. Ltd.	36,500	232,881
Regions Financial Corp.	9,354	100,556
Royal Bank of Scotland Group plc	102,015	142,322
Signature Bank	818	87,673
Skandinaviska Enskilda Banken AB, Class A	30,656	252,374
Societe Generale SA	4,247	66,631
Standard Chartered plc	43,939	224,515
Sumitomo Mitsui Financial Group, Inc.	20,500	539,093
Sumitomo Mitsui Trust Holdings, Inc.	2,200	64,057
SVB Financial Group(d)	174	33,612
Svenska Handelsbanken AB, Class A(d)	18,963	173,082
Swedbank AB, Class A(d)	12,700	150,294
Truist Financial Corp.	21,434	799,917
UniCredit SpA	18,578	143,474
United Overseas Bank Ltd.	14,400	205,763
US Bancorp	28,213	1,029,775
Wells Fargo & Co.	59,780	1,736,609
Westpac Banking Corp.	58,249	606,031

		25,151,046

Beverages — 1.9%
Anheuser-Busch InBev SA/NV	8,745	407,255
Asahi Group Holdings Ltd.	10,200	350,730
Brown-Forman Corp., Class B	11,665	725,563
Budweiser Brewing Co. APAC Ltd.(c)(d)	19,900	54,077
Carlsberg A/S, Class B	677	85,406
Coca-Cola Amatil Ltd.	51,273	285,467
Coca-Cola Bottlers Japan Holdings, Inc.	3,800	68,042
Coca-Cola Co. (The)	93,693	4,299,572
Coca-Cola European Partners plc	9,793	388,194

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) April 30, 2020	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Beverages (continued)
Coca-Cola HBC AG	7,819	$198,124
Constellation Brands, Inc., Class A	6,271	1,032,771
Davide Campari-Milano SpA	15,468	120,223
Diageo plc	46,718	1,608,494
Heineken Holding NV	7,931	617,943
Heineken NV	4,127	351,042
Kirin Holdings Co. Ltd.	9,800	189,123
Molson Coors Beverage Co., Class B	9,320	382,213
Monster Beverage Corp.(d)	15,431	953,790
PepsiCo, Inc.	31,473	4,163,563
Pernod Ricard SA	3,025	461,905
Suntory Beverage & Food Ltd.	4,700	176,994

		16,920,491

Biotechnology — 1.5%
AbbVie, Inc.	25,982	2,135,720
Alexion Pharmaceuticals, lnc.(d)	3,698	397,424
Alnylam Pharmaceuticals, lnc.(d)	2,203	290,135
Amgen, Inc.	10,168	2,432,389
BeiGene Ltd., ADR(d)	539	82,375
Biogen, lnc.(d)	3,208	952,231
BioMarin Pharmaceutical, lnc.(d)	3,460	318,389
CSL Ltd.	6,366	1,268,918
Exact Sciences Corp.(d)	2,375	187,578
Galapagos NV(d)	236	52,139
Gilead Sciences, Inc.	21,203	1,781,052
Grifols SA	1,167	39,826
Incyte Corp.(d)	3,314	323,645
lonis Pharmaceuticals, lnc.(d)	2,933	162,870
Neurocrine Biosciences, lnc.(d)	1,439	141,223
Regeneron Pharmaceuticals, lnc.(d)	1,467	771,466
Sarepta Therapeutics, lnc.(d)	1,534	180,828
Seattle Genetics, lnc.(d)	2,298	315,355
Vertex Pharmaceuticals, Inc.(d)	4,470	1,122,864

		12,956,427

Building Products — 0.6%
AGC, Inc.	4,100	101,107
Allegion plc	3,336	335,401
AO Smith Corp.	5,044	213,765
Assa Abloy AB, Class B	29,192	522,593
Carrier Global Corp.(d)	19,208	340,174
Cie de Saint-Gobain	7,739	205,919
Daikin Industries Ltd.	2,100	269,495
Fortune Brands Home & Security, Inc.	8,090	389,938
Geberit AG (Registered)	689	308,123
Johnson Controls International plc	19,579	569,945
Lennox International, Inc.	1,341	250,338
Masco Corp.	9,709	398,457
Owens Corning	6,658	288,691
TOTO Ltd.	6,300	219,285
Trane Technologies plc	6,705	586,151

		4,999,382

Capital Markets — 1.5%
3i Group plc	23,191	227,825
Ameriprise Financial, Inc.	2,021	232,294
Amundi SA(c)	1,007	66,839
ASX Ltd.	2,361	124,485
Bank of New York Mellon Corp. (The)	12,855	482,577
Blackstone Group, Inc. (The), Class A	9,220	481,653
Cboe Global Markets, Inc.	976	96,995
Charles Schwab Corp. (The)	14,936	563,386
CME Group, Inc.	5,634	1,004,035

Security	Shares	Value

Capital Markets (continued)
Credit Suisse Group AG (Registered)(d)	21,590	$197,130
Deutsche Bank AG (Registered)(d)	9,781	72,440
Deutsche Boerse AG	2,220	344,185
E*TRADE Financial Corp.	1,907	77,443
FactSet Research Systems, Inc.	380	104,500
Goldman Sachs Group, Inc. (The)	4,664	855,471
Hargreaves Lansdown plc	3,145	56,907
Hong Kong Exchanges & Clearing Ltd.	12,400	397,571
Intercontinental Exchange, Inc.	10,001	894,589
Japan Exchange Group, Inc.	4,600	85,562
Julius Baer Group Ltd.	318	12,490
KKR & Co., Inc., Class A	3,518	88,689
London Stock Exchange Group plc	5,106	477,906
Macquarie Group Ltd.	7,605	503,778
Magellan Financial Group Ltd.	2,220	72,720
MarketAxess Holdings, Inc.	350	159,254
Moody’s Corp.	2,772	676,091
Morgan Stanley	16,700	658,481
MSCI, Inc.	952	311,304
Nasdaq, Inc.	1,651	181,065
Nomura Holdings, Inc.	9,500	39,421
Northern Trust Corp.	1,895	150,008
Partners Group Holding AG	297	234,048
Raymond James Financial, Inc.	1,409	92,881
S&P Global, Inc.	4,303	1,260,263
Schroders plc	4,555	152,135
SEI Investments Co.	1,831	93,308
St. James’s Place plc	16,040	170,797
Standard Life Aberdeen plc	52,387	145,094
State Street Corp.	5,203	327,997
T. Rowe Price Group, Inc.	2,752	318,214
TD Ameritrade Holding Corp.	1,830	71,864
UBS Group AG (Registered)(d)	38,119	408,159

		12,971,854

Chemicals — 1.4%
Air Liquide SA	3,049	387,389
Air Products & Chemicals, Inc.	3,426	772,837
Air Water, Inc.	4,200	56,623
Akzo Nobel NV	336	25,499
Albemarle Corp.	3,711	227,967
Asahi Kasei Corp.	15,100	107,127
Axalta Coating Systems Ltd.(d)	8,988	177,423
BASF SE	6,456	330,396
CF Industries Holdings, Inc.	2,078	57,145
Clariant AG (Registered)	11,432	211,329
Corteva, Inc.	20,208	529,247
Dow, Inc.	9,935	364,515
DuPont de Nemours, Inc.	14,702	691,288
Ecolab, Inc.	7,459	1,443,316
EMS-Chemie Holding AG (Registered)	579	374,423
Evonik lndustries AG	2,047	50,357
FMC Corp.	1,532	140,791
Hitachi Chemical Co. Ltd.	700	30,027
International Flavors & Fragrances, Inc.	2,753	360,726
Israel Chemicals Ltd.	54,921	191,621
Johnson Matthey plc	3,584	89,799
Koninklijke DSM NV	859	105,281
Linde plc	9,071	1,668,973
LyondellBasell Industries NV, Class A	3,535	204,853
Mitsubishi Gas Chemical Co., Inc.	4,300	52,679
Nippon Paint Holdings Co. Ltd.	700	40,457
Nissan Chemical Corp.	1,900	72,900
Nitto Denko Corp.	3,900	194,818
PPG Industries, Inc.	7,016	637,263

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
RPM International, Inc.	4,873	$323,616
Sherwin-Williams Co. (The)	2,334	1,251,888
Shin-Etsu Chemical Co. Ltd.	3,300	363,997
Symrise AG	872	88,342
Toray Industries, Inc.	19,200	88,026
Tosoh Corp.	11,200	136,884
Westlake Chemical Corp.	1,126	48,925
Yara International ASA	4,399	149,410

		12,048,157

Commercial Services & Supplies — 0.4%
Cintas Corp.	1,865	413,713
Copart, lnc.(d)	6,011	481,541
Republic Services, Inc.	8,772	687,199
Rollins, Inc.	1,846	73,840
Secom Co. Ltd.	3,300	274,624
Waste Connections, Inc.	3,990	342,781
Waste Management, Inc.	7,971	797,259

		3,070,957

Communications Equipment — 0.5%
Cisco Systems, Inc.	72,834	3,086,705
Juniper Networks, Inc.	9,546	206,194
Motorola Solutions, Inc.	1,693	243,470
Nokia OYJ	17,199	62,001
Telefonaktiebolaget LM Ericsson, Class B	53,528	457,299

		4,055,669

Construction & Engineering — 0.3%
ACS Actividades de Construccion y Servicios SA	1,567	39,185
Bouygues SA	4,096	126,026
Eiffage SA	5,333	435,822
JGC Holdings Corp.	3,800	36,696
Kajima Corp.	13,800	143,393
Obayashi Corp.	17,900	156,457
Shimizu Corp.	38,400	294,915
Skanska AB, Class B(d)	12,957	246,516
Taisei Corp.	9,000	280,549
Vinci SA	11,988	982,081

		2,741,640

Construction Materials — 0.2%
Boral Ltd.	44,799	87,066
CRH plc	4,871	147,779
Fletcher Building Ltd.	85,267	191,041
HeidelbergCement AG	1,027	48,691
LafargeHolcim Ltd. (Registered)(d)	4,184	173,774
Martin Marietta Materials, Inc.	3,625	689,584
Taiheiyo Cement Corp.	3,000	58,893
Vulcan Materials Co.	6,287	710,242

		2,107,070

Consumer Finance — 0.2%
Ally Financial, Inc.	4,320	70,805
American Express Co.	11,106	1,013,422
Capital One Financial Corp.	7,655	495,738
Discover Financial Services	4,377	188,080
Isracard Ltd.	99	260
Synchrony Financial	6,251	123,707

		1,892,012

Security	Shares	Value

Containers & Packaging — 0.1%
Avery Dennison Corp.	1,305	$144,059
Ball Corp.	10,728	703,649
International Paper Co.	1,800	61,650
Packaging Corp. of America	2,208	213,403
Sealed Air Corp.	3,402	97,263
Toyo Seikan Group Holdings Ltd.	7,300	74,058

		1,294,082

Distributors — 0.1%
Genuine Parts Co.	576	45,665
LKQ Corp.(d)	20,427	534,166

		579,831

Diversified Financial Services — 0.2%
Equitable Holdings, Inc.	5,289	96,895
EXOR NV	2,287	124,721
Industrivarden AB, Class C(d)	4,323	88,462
Investor AB, Class B	9,979	495,938
Kinnevik AB, Class B	4,579	94,112
L E Lundbergforetagen AB, Class B(d)	3,443	144,561
M&G plc(d)	48,633	80,625
ORIX Corp.	12,400	145,917
Voya Financial, Inc.	766	34,600

		1,305,831

Diversified Telecommunication Services — 1.1%
AT&T, Inc.	88,111	2,684,742
BT Group plc	155,127	226,101
Cellnex Telecom SA(c)	760	39,752
Deutsche Telekom AG (Registered)	49,851	728,804
Nippon Telegraph & Telephone Corp.	20,100	457,750
Orange SA	17,984	218,488
Singapore Telecommunications Ltd.	90,000	179,841
Spark New Zealand Ltd.	132,685	359,087
Swisscom AG (Registered)	317	164,711
Telefonica SA	19,970	91,313
Telenor ASA	54,638	838,095
Telia Co. AB	50,998	177,318
Telstra Corp. Ltd.	138,477	272,414
TPG Telecom Ltd.	22,607	107,874
Verizon Communications, Inc.	56,018	3,218,234

		9,764,524

Electric Utilities — 0.8%
AusNet Services	50,951	62,141
Edison International	9,812	576,063
Electricite de France SA	18,033	143,559
Eversource Energy	10,305	831,614
Exelon Corp.	28,923	1,072,465
Fortum OYJ	3,159	52,345
Iberdrola SA	102,426	1,018,912
Longview Energy Co. (Acquired 08/13/04, cost $48,000)(b)(d)(e)	3,200	4,704
Mercury NZ Ltd.	120,726	335,612
NextEra Energy, Inc.	10,055	2,323,912
Orsted A/S(c)	1,186	119,798
Red Electrica Corp. SA	2,461	43,318
SSE pIc	15,555	243,986
Terna Rete Elettrica Nazionale SpA	60,237	377,200
Verbund AG	3,171	143,576

		7,349,205

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) April 30, 2020	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment — 0.5%
ABB Ltd. (Registered)	23,640	$448,741
Acuity Brands, Inc.	1,485	128,586
AMETEK, Inc.	5,772	484,098
Eaton Corp, plc	7,110	593,685
Emerson Electric Co.	8,183	466,676
Fuji Electric Co. Ltd.	3,800	90,639
Mitsubishi Electric Corp.	36,900	454,042
Nidec Corp.	5,800	337,642
Rockwell Automation, Inc.	1,578	298,999
Schneider Electric SE	5,511	509,285
Sensata Technologies Holding plc(d)	5,471	199,035

		4,011,428

Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	4,580	404,231
CDW Corp.	2,918	323,314
Corning, Inc.	11,555	254,326
Hexagon AB, Class B(d)	3,257	159,827
Hitachi Ltd.	11,900	353,185
lngenico Group SA(d)	625	78,636
Keyence Corp.	2,300	821,128
Keysight Technologies, lnc.(d)	1,572	152,122
Kyocera Corp.	2,200	117,547
Murata Manufacturing Co. Ltd.	7,400	416,968
Omron Corp.	1,500	88,103
TDK Corp.	2,700	232,761
TE Connectivity Ltd.	4,236	311,177
Trimble, lnc.(d)	2,058	71,268
Yokogawa Electric Corp.	1,200	16,356
Zebra Technologies Corp., Class A(d)	373	85,663

		3,886,612

Entertainment — 0.8%
Activision Blizzard, Inc.	12,566	800,831
Electronic Arts, lnc.(d)	4,722	539,536
Netflix, lnc.(d)	5,613	2,356,618
Nexon Co. Ltd.	2,800	45,209
Nintendo Co. Ltd.	1,200	495,509
Roku, lnc.(d)	284	34,429
Take-Two Interactive Software, lnc.(d)	1,643	198,885
Ubisoft Entertainment SA(d)	299	22,240
Vivendi SA	5,782	124,967
Walt Disney Co. (The)	25,111	2,715,755

		7,333,979

Equity Real Estate Investment Trusts (REITs) — 1.3%
Alexandria Real Estate Equities, Inc.	1,350	212,071
American Tower Corp.	6,544	1,557,472
Ascendas REIT	43,600	91,180
AvalonBay Communities, Inc.	2,158	351,646
Boston Properties, Inc.	2,676	260,054
British Land Co. plc (The)	887	4,525
Camden Property Trust	987	86,925
CapitaLand Commercial Trust	40,600	46,136
CapitaLand Mall Trust	8,800	11,708
Crown Castle International Corp.	6,083	969,813
Digital Realty Trust, Inc.	3,264	487,935
Duke Realty Corp.	3,695	128,217
Equinix, Inc.	1,185	800,112
Equity Lifestyle Properties, Inc.	2,128	128,340
Equity Residential	7,697	500,767
Essex Property Trust, Inc.	1,027	250,691
Extra Space Storage, Inc.	1,176	103,770
Federal Realty Investment Trust	960	79,939

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Gecina SA	94	$12,334
Goodman Group	26,357	224,489
GPT Group (The)	10,392	28,560
Healthpeak Properties, Inc.	5,688	148,684
Host Hotels & Resorts, Inc.	3,725	45,855
Invitation Homes, Inc.	6,962	164,651
Kimco Realty Corp.	6,782	73,992
Land Securities Group plc	9,353	77,995
Mid-America Apartment Communities, Inc.	1,756	196,532
Mirvac Group	25,984	37,757
National Retail Properties, Inc.	2,695	87,965
Omega Healthcare Investors, Inc.	1,238	36,088
Prologis, Inc.	11,169	996,610
Public Storage	2,636	488,846
Realty Income Corp.	4,247	233,245
Regency Centers Corp.	2,067	90,762
SBA Communications Corp.	1,305	378,346
Scentre Group	90,149	135,426
Segro pic	20,361	213,414
Simon Property Group, Inc.	4,410	294,456
SL Green Realty Corp.	1,426	75,649
Stockland	41,789	77,598
Sun Communities, Inc.	1,961	263,558
UDR, Inc.	4,393	164,606
Unibail-Rodamco-Westfield	998	59,093
Ventas, Inc.	4,007	129,626
VEREIT, Inc.	9,511	52,120
VICI Properties, Inc.	2,096	36,512
Vornado Realty Trust	1,968	86,238
Welltower, Inc.	5,825	298,415
Weyerhaeuser Co.	5,087	111,253
WP Carey, Inc.	3,867	254,371

		11,646,347

Food & Staples Retailing — 1.5%
Aeon Co. Ltd.	14,900	299,961
Carrefour SA	10,181	151,200
Coles Group Ltd.	27,644	277,209
Colruyt SA	3,164	189,624
Costco Wholesale Corp.	11,012	3,336,636
Dairy Farm International Holdings Ltd.	10,000	47,922
Empire Co. Ltd., Class A	9,860	217,679
George Weston Ltd.	8,222	583,240
ICA Gruppen AB	11,496	503,012
J Sainsbury plc	159,351	396,592
Jeronimo Martins SGPS SA	17,797	301,722
Koninklijke Ahold Delhaize NV	16,063	390,015
Kroger Co. (The)	27,557	871,077
Lawson, Inc.	3,900	202,720
Loblaw Cos. Ltd.	11,818	581,582
METRO AG	24,116	210,709
Metro, Inc.	12,890	530,343
Sundrug Co. Ltd.	4,800	164,345
Sysco Corp.	17,614	991,140
Tsuruha Holdings, Inc.	1,400	187,716
Walgreens Boots Alliance, Inc.	25,442	1,101,384
Welcia Holdings Co. Ltd.	1,100	79,858
Wm Morrison Supermarkets plc	235,284	540,724
Woolworths Group Ltd.	31,897	738,158

		12,894,568

Food Products — 2.0%
a2 Milk Co. Ltd.(d)	21,004	249,988
Archer-Daniels-Midland Co.	13,643	506,701
Associated British Foods plc	21,944	520,936

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Bunge Ltd.	3,149	$124,921
Calbee, Inc.	600	18,155
Campbell Soup Co.	10,232	511,395
Chocoladefabriken Lindt & Spruengli AG	22	171,380
Chocoladefabriken Lindt & Spruengli AG (Registered)	4	335,825
Conagra Brands, Inc.	17,612	588,945
Danone SA	7,675	534,925
General Mills, Inc.	19,319	1,157,015
Hershey Co. (The)	5,739	760,016
Hormel Foods Corp.	13,951	653,604
Ingredion, Inc.	2,805	227,766
JM Smucker Co. (The)	3,440	395,291
Kellogg Co.	9,345	612,098
Kerry Group plc, Class A	1,331	152,713
Kraft Heinz Co. (The)	25,692	779,238
Lamb Weston Holdings, Inc.	7,076	434,183
McCormick & Co., Inc. (Non-Voting)	4,624	725,228
MEIJI Holdings Co.Ltd.	2,100	145,853
Mondelez International, Inc., Class A	33,706	1,733,837
Mowi ASA	18,124	310,410
Nestle SA (Registered)	37,032	3,922,060
NH Foods Ltd.	1,700	60,343
Orkla ASA	67,679	611,336
Tyson Foods, Inc., Class A	10,467	650,943
Wilmar International Ltd.	163,400	411,488
Yakult Honsha Co. Ltd.	700	40,664

		17,347,257

Gas Utilities — 0.2%
APA Group(f)	41,263	291,559
Hong Kong & China Gas Co. Ltd.	328,000	587,841
Naturgy Energy Group SA	9,108	160,916
Osaka Gas Co. Ltd.	10,500	195,529
Snam SpA	76,884	344,893
Toho Gas Co. Ltd.	800	39,308
Tokyo Gas Co. Ltd.	9,600	210,681

		1,830,727

Health Care Equipment & Supplies — 2.2%
Abbott Laboratories	30,534	2,811,876
ABIOMED, lnc.(d)	614	117,427
Alcon, Inc.(d)	4,223	222,877
Align Technology, Inc.(d)	1,355	291,122
Asahi Intecc Co. Ltd.	1,200	31,790
Baxter International, Inc.	9,054	803,814
Becton Dickinson and Co.	4,590	1,159,113
Boston Scientific Corp.(d)	29,114	1,091,193
CarI Zeiss Meditec AG	337	33,231
Cochlear Ltd.	451	53,623
Cooper Cos., lnc. (The)	881	252,583
Danaher Corp.	11,350	1,855,271
Dentsply Sirona, Inc.	4,727	200,614
DexCom, Inc.(d)	1,578	528,946
Edwards Lifesciences Corp.(d)	3,824	831,720
Fisher & Paykel Healthcare Corp. Ltd.	8,359	139,652
Hologic, Inc.(d)	6,521	326,702
Hoya Corp.	4,200	383,012
IDEXX Laboratories, Inc.(d)	1,374	381,422
Insulet Corp.(d)	952	190,133
Intuitive Surgical, Inc.(d)	1,867	953,813
Koninklijke Philips NV	7,065	307,981
Medtronic plc	23,473	2,291,669
Olympus Corp.	12,000	190,402
ResMed, Inc.	2,453	381,000

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Siemens Healthineers AG(c)	4,169	$183,536
Smith & Nephew plc	17,197	336,530
Sonova Holding AG (Registered)	479	86,514
STERIS plc	2,170	309,225
Straumann Holding AG (Registered)	80	60,866
Stryker Corp.	6,607	1,231,743
Sysmex Corp.	1,700	117,448
Teleflex, Inc.	862	289,115
Terumo Corp.	7,000	232,278
Varian Medical Systems, Inc.(d)	1,093	125,017
West Pharmaceutical Services, Inc.	862	163,142
Zimmer Biomet Holdings, Inc.	3,548	424,696

		19,391,096

Health Care Providers & Services — 1.8%
AmerisourceBergen Corp.	5,456	489,185
Anthem, Inc.	4,118	1,156,046
Cardinal Health, Inc.	7,522	372,189
Centene Corp.(d)	10,750	715,735
Cigna Corp.	7,939	1,554,298
CVS Health Corp.	31,910	1,964,061
DaVita, Inc.(d)	2,790	220,438
Fresenius Medical Care AG & Co. KGaA	2,858	223,983
Fresenius SE & Co. KGaA	4,215	182,564
HCA Healthcare, Inc.	8,166	897,280
Henry Schein, Inc.(d)	3,345	182,503
Humana, Inc.	2,470	943,095
Laboratory Corp. of America Holdings(d)	3,649	600,078
McKesson Corp.	4,849	684,921
Quest Diagnostics, Inc.	5,040	554,954
Ryman Healthcare Ltd.	20,350	148,451
Sonic Healthcare Ltd.	3,650	64,460
UnitedHealth Group, Inc.	16,039	4,690,926
Universal Health Services, Inc., Class B	2,680	283,249

		15,928,416

Health Care Technology — 0.1%
Cerner Corp.	6,294	436,741
M3, Inc.	2,900	104,673
Veeva Systems, Inc., Class A(d)	2,228	425,102

		966,516

Hotels, Restaurants & Leisure — 0.8%
Aramark	2,424	66,199
Chipotle Mexican Grill, Inc.(d)	410	360,206
Compass Group plc	21,319	358,744
Crown Resorts Ltd.	35,738	228,780
Darden Restaurants, Inc.	2,232	164,699
Domino’s Pizza, Inc.	446	161,421
Flight Centre Travel Group Ltd.	2,267	16,066
Flutter Entertainment plc	2	246
Galaxy Entertainment Group Ltd.	25,000	160,788
GVC Holdings plc	11,668	110,751
Marriott International, Inc., Class A	1,070	97,306
McDonald’s Corp.	13,098	2,456,661
McDonald’s Holdings Co. Japan Ltd.	700	34,227
Oriental Land Co. Ltd.	2,300	290,824
Sands China Ltd.	16,400	66,395
Sodexo SA	4,601	367,829
Starbucks Corp.	18,173	1,394,414
Tabcorp Holdings Ltd.	54,067	112,723
TUI AG	5,308	21,146
Whitbread plc	5,481	205,607

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) April 30, 2020	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Yum! Brands, Inc.	6,099	$527,137

		7,202,169

Household Durables — 0.3%
Barratt Developments plc	41,531	270,755
Berkeley Group Holdings plc	7,037	369,394
DR Horton, Inc.	1,557	73,521
lida Group Holdings Co. Ltd.	1,300	17,267
Lennar Corp., Class A	841	42,109
Mohawk Industries, lnc.(d)	189	16,579
Newell Brands, Inc.	3,767	52,286
Panasonic Corp.	18,300	139,501
Persimmon plc	11,709	324,413
Sekisui House Ltd.	1,800	30,878
Sony Corp.	12,300	791,556
Taylor Wimpey pic	154,715	285,734

		2,413,993

Household Products — 0.3%
Essity AB, Class B(d)	9,393	304,271
Henkel AG & Co.KGaA	2,399	187,010
Procter & Gamble Co. (The)	13,273	1,564,488
Reckitt Benckiser Group plc	9,556	796,013

		2,851,782

Independent Power and Renewable Electricity Producers — 0.1%
Meridian Energy Ltd.	128,521	350,182
Uniper SE	10,371	279,005

		629,187

Industrial Conglomerates — 0.5%
3M Co.	12,091	1,836,865
DCC plc	2,604	185,168
Keihan Holdings Co. Ltd.	1,900	85,397
Keppel Corp. Ltd.	86,600	365,601
NWS Holdings Ltd.	89,000	92,753
Roper Technologies, Inc.	2,969	1,012,518
Siemens AG (Registered)	9,793	903,729
Smiths Group plc	6,801	105,894
Toshiba Corp.	5,100	126,469

		4,714,394

Insurance — 1.2%
Admiral Group plc	2,150	62,738
Aflac, Inc.	584	21,748
AIA Group Ltd.	110,800	1,016,897
Alleghany Corp.(d)	147	78,455
Allianz SE (Registered)	4,905	902,674
Allstate Corp. (The)	4,204	427,631
American International Group, Inc.	2,785	70,823
Aon plc	3,129	540,284
Arch Capital Group Ltd.(d)	7,772	186,761
ArthurJ Gallagher & Co.	1,250	98,125
Assicurazioni Generali SpA	20,351	290,341
Aviva plc	85,856	259,640
AXA SA	16,232	288,548
Brown & Brown, Inc.	2,401	86,220
Cincinnati Financial Corp.	832	54,746
Dai-ichi Life Holdings, Inc.	3,900	48,876
Direct Line Insurance Group plc	17,127	58,352
Everest Re Group Ltd.	626	108,379
Fidelity National Financial, Inc.	2,083	56,345
Gjensidige Forsikring ASA(d)	16,876	297,774
Hannover Rueck SE	812	129,380

Security	Shares	Value

Insurance (continued)
Hartford Financial Services Group, Inc. (The).	5,760	$218,822
Insurance Australia Group Ltd.	16,432	61,395
Japan Post Holdings Co. Ltd.	21,600	172,776
Legal & General Group plc	99,664	256,236
Markel Corp.(d)	154	133,339
Marsh & McLennan Cos., Inc.	8,398	817,377
MetLife, Inc.	3,038	109,611
MS&AD Insurance Group Holdings, Inc. Muenchener Rueckversicherungs-Gesellschaft	2,600	74,906
AG in Muenchen (Registered)	1,217	266,553
Progressive Corp. (The)	7,103	549,062
Prudential Financial, Inc.	2,705	168,711
Prudential plc	31,037	437,852
QBE Insurance Group Ltd.	14,937	80,882
Reinsurance Group of America, Inc.	416	43,547
RSA Insurance Group plc	9,914	44,931
SCOR SE	1,747	49,221
Sompo Holdings, Inc.	2,000	64,871
Sony Financial Holdings, Inc.	1,800	34,122
Swiss Re AG	2,540	184,573
Tokio Marine Holdings, Inc.	8,100	380,018
Travelers Cos., Inc. (The)	3,429	347,049
Unum Group	3,296	57,515
Willis Towers Watson plc	1,306	232,847
WR Berkley Corp.	1,444	77,976
Zurich Insurance Group AG	983	311,664

		10,260,593

Interactive Media & Services — 2.6%
Alphabet, Inc., Class A(d)	4,978	6,703,873
Alphabet, Inc., Class C(d)	5,128	6,915,928
Auto Trader Group plc(d)	20,745	119,419
Facebook, Inc., Class A(d)	39,003	7,984,304
IAC/lnterActiveCorp(d)	1,005	224,597
Pinterest, Inc., Class A(d)	2,736	56,526
REA Group Ltd.	1,612	92,237
Snap,lnc.,Class A(d)	10,331	181,929
TripAdvisor, Inc.	2,134	42,616
Twitter, lnc.(d)	12,308	352,993
Z Holdings Corp.	24,200	93,396
Zillow Group, Inc., Class C(d) .	1,419	62,379

		22,830,197

Internet & Direct Marketing Retail — 2.6%
Amazon.com, lnc.(d)	7,399	18,305,126
Booking Holdings, lnc.(d)	1,155	1,710,058
eBay, Inc.	19,335	770,113
Expedia Group, Inc.	4,463	316,784
Grubhub, lnc.(d)	4,444	212,379
Just Eat Takeaway.com NV(c)(d)	1,460	150,075
MercadoLibre, lnc.(d)	825	481,396
Ocado Group plc(d)	6,060	122,398
Prosus NV(d)	7,717	585,033
Rakuten, Inc.	2,300	19,502
Wayfair, Inc., Class A(d)	2,676	331,931
Zalando SE(c)(d)	941	46,122

		23,050,917

IT Services — 2.9%
Accenture plc, Class A	11,818	2,188,575
Akamai Technologies, lnc.(d)	1,282	125,264
Amadeus IT Group SA	1,174	56,038
Automatic Data Processing, Inc.	8,895	1,304,808
Black Knight, lnc.(d)	4,470	315,448

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Booz Allen Hamilton Holding Corp.	3,935	$288,986
Broadridge Financial Solutions, Inc.	2,086	241,976
Capgemini SE	302	28,391
Cognizant Technology Solutions Corp., Class A	11,399	661,370
EPAM Systems, lnc.(d)	363	80,183
Fidelity National Information Services, Inc.	11,818	1,558,676
Fiserv, lnc.(d)	11,172	1,151,386
FleetCor Technologies, lnc.(d)	1,024	247,040
Fujitsu Ltd.	2,900	281,731
Gartner, lnc.(d)	1,248	148,275
Global Payments, Inc.	5,386	894,184
GoDaddy, Inc., Class A(d)	2,626	182,323
International Business Machines Corp.	10,749	1,349,644
Itochu Techno-Solutions Corp.	3,500	106,941
Jack Henry & Associates, Inc.	1,877	306,983
Mastercard, Inc., Class A	13,961	3,838,856
NEC Corp.	2,800	107,450
Nomura Research Institute Ltd.	4,500	110,165
Obic Co. Ltd.	800	120,049
Okta, lnc.(d)	1,663	251,612
Otsuka Corp.	900	40,750
Paychex, Inc.	11,074	758,791
PayPal Holdings, lnc.(d)	18,670	2,296,410
Square, Inc., Class A(d)	6,811	443,669
Twilio, Inc., Class A(d)	1,841	206,744
VeriSign, lnc.(d)	1,758	368,283
Visa, Inc., Class A	27,479	4,911,047
Wirecard AG	894	88,468
Wix.com Ltd.(d)	466	60,957
Worldline SA(c)(d)	977	66,172

		25,187,645

Leisure Products — 0.0%
Hasbro, Inc.	2,484	179,370
Polaris, Inc.	1,283	91,003

		270,373

Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.	5,952	456,280
Bio-Rad Laboratories, Inc., Class A(d)	353	155,355
Eurofins Scientific SE(d)	79	43,701
Illumina, lnc.(d)	2,572	820,545
IQVIA Holdings, lnc.(d)	3,326	474,255
Lonza Group AG (Registered)(d)	646	282,086
Mettler-Toledo International, lnc.(d)	394	283,657
PerkinElmer, Inc.	2,023	183,142
QIAGEN NV(d)	2,356	98,109
Sartorius Stedim Biotech	339	81,283
Thermo Fisher Scientific, Inc.	7,506	2,512,108
Waters Corp.(d)	954	178,398

		5,568,919

Machinery — 1.1%
Alfa Laval AB(d)	1,338	25,003
ANDRITZAG	950	31,215
Atlas Copco AB, Class A	10,756	370,700
Atlas Copco AB, Class B	11,194	346,251
Caterpillar, Inc.	8,595	1,000,286
Cummins, Inc.	2,869	469,081
Deere & Co.	4,498	652,480
Dover Corp.	2,389	223,730
Electrolux Professional AB, Class B(d)	2,612	6,013
Epiroc AB, Class A	27,842	278,633
Epiroc AB, Class B	14,845	146,462

Security	Shares	Value

Machinery (continued)
FANUC Corp.	2,000	$326,427
Fortive Corp.	6,326	404,864
GEA Group AG	1,409	32,334
IDEX Corp.	917	140,879
Illinois Tool Works, Inc.	5,261	854,912
Ingersoll Rand, lnc.(d)	5,746	167,094
KION Group AG	4,519	224,153
Knorr-Bremse AG	774	71,985
Kone OYJ, Class B	3,902	236,282
Middleby Corp. (The)(d)	1,344	74,767
MISUMI Group, Inc.	6,600	156,772
Mitsubishi Heavy Industries Ltd.	1,600	41,030
Nabtesco Corp.	1,300	37,200
Otis Worldwide Corp.(d)	7,308	372,050
PACCAR, Inc.	3,360	232,613
Parker-Hannifin Corp.	3,129	494,757
Pentair plc	4,850	167,761
Sandvik AB(d)	23,428	360,403
Schindler Holding AG	423	94,141
Schindler Holding AG (Registered)	890	191,390
SMC Corp.	600	271,214
Snap-on, Inc.	1,750	228,007
Spirax-Sarco Engineering plc	3,817	417,731
Stanley Black & Decker, Inc.	2,537	279,577
Volvo AB, Class B	3,997	51,220
Westinghouse Air Brake Technologies Corp.	2,485	140,204
Xylem, Inc.	1,949	140,133
Yaskawa Electric Corp.	1,000	32,605

		9,792,359

Media — 0.5%
Charter Communications, lnc., Class A(d)	1,549	767,112
Comcast Corp., Class A	62,854	2,365,196
DISH Network Corp.,Class A(d)	1,587	39,699
Fox Corp., Class A	5,665	146,554
Fox Corp., Class B	2,765	70,673
I-CABLE Communications Ltd.(d)	12,579	89
Informa plc	27,771	153,403
Liberty Broadband Corp., Class C(d)	484	59,377
Omnicom Group, Inc.	941	53,665
Pearson plc	10,678	61,576
Schibsted ASA, Class B	10,468	203,314
ViacomCBS, Inc.	1,953	33,709
WPP plc	26,674	206,967

		4,161,334

Metals & Mining — 0.5%
Agnico Eagle Mines Ltd.	5,553	324,455
ArcelorMittal SA	3,343	36,516
Arconic Corp.(d)	1,516	13,219
Boliden AB	12,428	250,516
Evraz plc	20,493	67,910
First Quantum Minerals Ltd.	7,256	44,309
Fortescue Metals Group Ltd.	33,572	256,566
Glencore plc	315,608	591,273
Kirkland Lake Gold Ltd.	4,938	204,125
Newcrest Mining Ltd.	6,517	118,453
Newmont Corp.	2,850	169,518
Nippon Steel Corp.	18,900	159,018
Norsk Hydro ASA(d)	16,546	41,975
Nucor Corp.	14,319	589,800
Rio Tinto Ltd.	4,836	272,563
Rio Tinto plc	21,802	1,012,020
Steel Dynamics, Inc.	8,321	201,951

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) April 30, 2020	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
Sumitomo Metal Mining Co. Ltd.	5,900	$147,046

		4,501,233

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
AGNC Investment Corp.	5,839	72,520
Annaly Capital Management, Inc.	12,807	80,044

		152,564

Multiline Retail — 0.8%
Canadian Tire Corp. Ltd., Class A	1,629	114,303
Dollar General Corp.	10,671	1,870,626
Dollar Tree, lnc.(d)	12,066	961,298
Kohl’s Corp.	18,753	346,181
Marks & Spencer Group plc	111,795	130,249
Next plc	6,444	383,667
Nordstrom, Inc.	13,940	261,793
Pan Pacific International Holdings Corp.	4,600	89,119
Target Corp.	19,577	2,148,380
Wesfarmers Ltd.	30,274	735,339

		7,040,955

Multi-Utilities — 0.4%
CenterPoint Energy, Inc.	3,165	53,900
Consolidated Edison, Inc.	6,744	531,427
E.ON SE	42,975	430,493
Engie SA	35,827	388,708
National Grid plc	60,378	707,555
Public Service Enterprise Group, Inc.	12,988	658,621
Sempra Energy	4,009	496,515
Suez	15,789	178,593

		3,445,812

Oil, Gas & Consumable Fuels — 1.2%
BP plc	239,320	943,021
Cabot Oil & Gas Corp.	3,741	80,880
Cheniere Energy, lnc.(d)	1,307	61,024
Chevron Corp.	27,607	2,539,844
Concho Resources, Inc.	560	31,763
ConocoPhillips	11,081	466,510
Eni SpA	24,865	236,872
EOG Resources, Inc.	6,211	295,085
Equinor ASA	32,474	449,662
Exxon Mobil Corp.	64,901	3,015,950
Hess Corp.	1,135	55,206
Kinder Morgan, Inc.	22,922	349,102
Marathon Petroleum Corp.	4,717	151,321
Matador Resources Co.(d)	939	6,611
Occidental Petroleum Corp.	2,750	45,650
ONEOK, Inc.	3,880	116,128
Phillips 66	3,185	233,047
TOTAL SA	24,596	872,971
Valero Energy Corp.	2,799	177,317
Williams Cos., Inc. (The)	9,763	189,109
Woodside Petroleum Ltd.	4,462	63,892

		10,380,965

Paper & Forest Products — 0.0%
Mondi plc	11,389	201,122
Oji Holdings Corp.	7,100	36,050

		237,172

Personal Products — 0.4%
Beiersdorf AG	2,922	305,724
Kao Corp.	4,800	370,159

Security	Shares	Value

Personal Products (continued)
L’Oreal SA	2,307	$670,740
Shiseido Co. Ltd.	4,400	258,690
Unilever NV	14,388	716,513
Unilever plc	17,216	886,489

		3,208,315

Pharmaceuticals — 3.9%
Allergan plc	6,020	1,127,787
Astellas Pharma, Inc.	27,300	451,519
AstraZeneca plc	17,205	1,799,507
Bausch Health Cos., Inc.(d)	1,761	31,818
Bristol-Myers Squibb Co.	41,188	2,504,642
Chugai Pharmaceutical Co. Ltd.	2,900	345,685
Daiichi Sankyo Co. Ltd.	6,700	460,566
Eisai Co. Ltd.	3,300	230,376
Elanco Animal Health, lnc.(d)	10,175	251,424
Eli Lilly & Co.	14,777	2,285,115
GlaxoSmithKline plc	77,202	1,610,634
Jazz Pharmaceuticals plc(d)	1,201	132,410
Johnson & Johnson	44,249	6,639,120
Kyowa Kirin Co. Ltd.	3,200	74,271
Merck & Co., Inc.	45,687	3,624,807
Merck KGaA	2,246	260,667
Mylan NV(d)	9,939	166,677
Novo Nordisk A/S, Class B	17,423	1,111,414
Ono Pharmaceutical Co. Ltd.	5,100	122,871
Otsuka Holdings Co. Ltd.	6,300	247,616
Perrigo Co. plc	2,655	141,512
Pfizer, Inc.	98,660	3,784,598
Recordati SpA	1,708	74,379
Roche Holding AG	8,173	2,830,289
Sanofi	13,724	1,340,475
Shionogi & Co. Ltd.	4,300	237,478
Sumitomo Dainippon Pharma Co. Ltd.	800	11,069
Taisho Pharmaceutical Holdings Co. Ltd.	500	31,238
Takeda Pharmaceutical Co. Ltd.	18,700	674,349
Teva Pharmaceutical Industries Ltd., ADR(d)	23,466	252,025
UCB SA	963	88,248
Vifor Pharma AG	103	15,452
Zoetis, Inc.	9,115	1,178,661

		34,138,699

Professional Services — 0.3%
CoStar Group, lnc.(d)	626	405,811
Equifax, Inc.	1,374	190,848
IHS Markit Ltd.(d)	3,192	214,822
Intertek Group plc	689	41,119
Recruit Holdings Co. Ltd.	11,100	323,800
RELX plc	9,226	208,155
SEEK Ltd.	15,759	175,938
Teleperformance	1,495	334,894
TransUnion	4,606	362,907
Verisk Analytics, Inc.	2,528	386,354

		2,644,648

Real Estate Management & Development — 0.2%
Azrieli Group Ltd.	8,800	521,077
CapitaLand Ltd.(d)	74,800	158,708
CBRE Group, Inc., Class A(d)	3,461	148,581
City Developments Ltd.	11,400	63,723
Daito Trust Construction Co. Ltd.	300	28,526
Daiwa House Industry Co. Ltd.	4,800	121,634
Deutsche Wohnen SE	844	34,206
Jones Lang LaSalle, Inc.	306	32,307

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Management & Development (continued)
Lendlease Group(f)	11,735	$93,479
Mitsubishi Estate Co. Ltd.	8,100	131,043
Mitsui Fudosan Co. Ltd.	5,600	102,967
Sumitomo Realty & Development Co. Ltd.	2,100	56,243
Sun Hung Kai Properties Ltd.	3,000	41,021
UOL Group Ltd.	3,500	16,834
Vonovia SE	2,969	146,814

		1,697,163

Road & Rail — 1.3%
AMERCO	1,185	331,954
Aurizon Holdings Ltd.	104,028	316,022
Central Japan Railway Co.	2,600	409,122
ComfortDelGro Corp. Ltd.	95,300	111,103
CSX Corp.	25,262	1,673,102
East Japan Railway Co.	6,900	503,838
Hankyu Hanshin Holdings, Inc.	3,100	106,060
JB Hunt Transport Services, Inc.	4,741	479,410
Kansas City Southern	1,666	217,496
Keisei Electric Railway Co. Ltd.	2,500	75,411
Kintetsu Group Holdings Co. Ltd.	700	33,439
Knight-Swift Transportation Holdings, Inc.	8,170	303,761
Kyushu Railway Co.	1,000	26,903
MTR Corp. Ltd.	49,000	271,476
Nagoya Railroad Co. Ltd.	1,800	51,509
Norfolk Southern Corp.	8,134	1,391,727
Odakyu Electric Railway Co. Ltd.	1,100	24,258
Old Dominion Freight Line, Inc.	4,239	615,884
Tokyu Corp.	7,400	111,385
Uber Technologies, lnc.(d)	27,618	835,997
Union Pacific Corp.	19,184	3,065,411
West Japan Railway Co.	1,800	111,236

		11,066,504

Semiconductors & Semiconductor Equipment — 1.9%
Advanced Micro Devices, lnc.(d)	13,071	684,790
Advantest Corp.	2,800	135,860
Analog Devices, Inc.	4,118	451,333
Applied Materials, Inc.	5,604	278,407
ASML Holding NV	3,744	1,093,568
Broadcom, Inc.	6,400	1,738,368
Infineon Technologies AG	17,511	325,546
Intel Corp.	66,624	3,996,107
KLA Corp.	376	61,698
Lam Research Corp.	164	41,866
Marvell Technology Group Ltd.	10,474	280,075
Maxim Integrated Products, Inc.	778	42,774
Micron Technology, lnc.(d)	15,613	747,707
NVIDIA Corp.	8,087	2,363,668
NXP Semiconductors NV	2,300	229,011
Qorvo, lnc.(d)	2,712	265,857
QUALCOMM, Inc.	15,826	1,245,031
Renesas Electronics Corp.(d)	22,600	119,338
Rohm Co. Ltd.	2,200	139,092
Skyworks Solutions, Inc.	2,226	231,237
STMicroelectronics NV	12,081	311,104
Texas Instruments, Inc.	14,629	1,697,988
Tokyo Electron Ltd.	1,200	255,577
Xilinx, Inc.	2,575	225,055

		16,961,057

Software — 4.5%
Adobe, Inc.(d)	8,040	2,843,266
ANSYS, Inc.(d)	643	168,357

Security	Shares	Value

Software (continued)
Autodesk, lnc.(d)	3,476	$650,464
AVEVA Group pIc	1,451	65,124
Cadence Design Systems, lnc.(d)	4,087	331,578
CDK Global, Inc.	2,974	116,819
Check Point Software Technologies Ltd.(d)	5,116	540,966
Citrix Systems, Inc.	1,242	180,102
CyberArk Software Ltd.(d)	1,758	173,620
Dassault Systemes SE	398	58,295
DocuSign, lnc.(d)	1,889	197,873
Fortinet, lnc.(d)	1,520	163,765
Guidewire Software, lnc.(d)	2,007	182,316
Intuit, Inc.	5,913	1,595,387
Microsoft Corp.	115,389	20,678,864
Nice Ltd.(d)	3,027	497,123
NortonLifeLock, Inc.	2,468	52,494
Oracle Corp.	38,616	2,045,490
Oracle Corp. Japan	2,800	288,254
Palo Alto Networks, lnc.(d)	1,656	325,421
Paycom Software, lnc.(d)	1,311	342,197
PTC, lnc.(d)	1,677	116,132
RingCentral, Inc., Class A(d)	1,147	262,124
Sage Group plc (The)	7,314	58,823
salesforce.com, lnc.(d)	14,922	2,416,618
SAP SE	13,043	1,553,516
ServiceNow, lnc.(d)	3,346	1,176,253
Splunk, lnc.(d)	2,432	341,356
SS&C Technologies Holdings, Inc.	6,269	345,798
Synopsys, lnc.(d)	1,287	202,213
Temenos AG (Registered)	1,141	147,852
Tyler Technologies, lnc.(d)	1,255	402,466
VMware, lnc., Class A(d)	1,322	173,869
Workday, Inc., Class A(d)	3,345	514,795

		39,209,590

Specialty Retail — 1.4%
AutoZone, lnc.(d)	116	118,357
Best Buy Co., Inc.	587	45,041
Burlington Stores, lnc.(d)	2,749	502,215
CarMax, lnc.(d)	662	48,756
Fast Retailing Co. Ltd.	800	379,398
Gap, Inc. (The)	22,955	186,395
Hennes & Mauritz AB, Class B	17,625	240,927
Hikari Tsushin, Inc.	500	96,765
Home Depot, Inc. (The)	14,269	3,136,754
Industria de Diseno Textil SA	18,447	472,472
JD Sports Fashion plc	12,262	81,277
Kingfisher plc	28,249	56,040
Lowe’s Cos., Inc.	7,509	786,568
Nitori Holdings Co. Ltd.	1,400	214,586
O’Reilly Automotive, lnc.(d)	259	100,062
Ross Stores, Inc.	11,903	1,087,458
Tiffany & Co.	7,189	909,408
TJXCos., lnc. (The)	35,383	1,735,536
Tractor Supply Co.	8,962	909,016
Ulta Beauty, lnc.(d)	4,509	982,601
USS Co. Ltd.	1,500	23,752

		12,113,384

Technology Hardware, Storage & Peripherals — 2.4%
Apple, Inc.	67,608	19,863,230
Canon, Inc.	8,100	170,385
Dell Technologies, Inc., Class C(d)	1,838	78,464
FUJIFILM Holdings Corp.	3,200	152,424
Hewlett Packard Enterprise Co.	19,826	199,450
HP, Inc.	20,371	315,954

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) April 30, 2020	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
NetApp, Inc.	763	$33,397
Seagate Technology plc	4,832	241,358
Western Digital Corp.	1,475	67,968
Xerox Holdings Corp.	1,714	31,349

		21,153,979

Textiles, Apparel & Luxury Goods — 0.7%
adidas AG	1,677	383,920
Burberry Group plc	4,065	70,583
Capri Holdings Ltd.(d)	4,614	70,363
EssilorLuxottica SA	2,645	328,574
Hanesbrands, Inc.	4,134	41,092
Hermes International	446	326,057
Kering SA	894	454,782
Lululemon Athletica, lnc.(d)	2,234	499,254
LVMH Moet Hennessy Louis Vuitton SE	3,315	1,281,556
Moncler SpA	962	36,178
NIKE, lnc.,Class B	23,318	2,032,863
PVH Corp.	1,459	71,827
Ralph Lauren Corp.	1,674	123,508
Under Armour, lnc., Class C(d)	6,505	60,301
VF Corp.	7,212	419,017

		6,199,875

Trading Companies & Distributors — 0.5%
AerCap Holdings NV(d)	5,162	145,155
Fastenal Co.	25,681	930,166
HD Supply Holdings, lnc.(d)	14,546	431,725
ITOCHU Corp.	30,000	588,154
Mitsubishi Corp.	19,800	419,918
Mitsui & Co. Ltd.	22,200	309,875
MonotaRO Co. Ltd.	1,700	54,623
United Rentals, lnc.(d)	3,305	424,693
WW Grainger, Inc.	2,419	666,628

		3,970,937

Transportation Infrastructure — 0.3%
Aena SME SA(c)	3,692	467,353
Aeroports de Paris	1,673	163,313
Atlantia SpA	8,569	140,474
Auckland International Airport Ltd.	79,996	295,408
Fraport AG Frankfurt Airport Services Worldwide	4,421	193,655
Kamigumi Co. Ltd.	2,600	45,774
SATS Ltd.	56,600	131,131
Sydney Airport(f)	79,967	325,737
Transurban Group(f)	63,189	563,315

		2,326,160

Water Utilities — 0.1%
American Water Works Co., Inc.	4,634	563,911
Essential Utilities, Inc.	6,783	283,462
Severn Trent plc	2,484	74,539
United Utilities Group plc	6,119	69,266

		991,178

Wireless Telecommunication Services — 0.4%
KDDI Corp.	21,500	622,732
Millicom International Cellular SA, SDR	1,150	29,884
NTT DOCOMO, Inc.	16,000	471,539
Softbank Corp.	21,900	298,234
SoftBank Group Corp.	17,300	741,524
Tele2 AB, Class B	10,564	136,219
T-Mobile US, lnc.(d)	10,776	946,133

Security	Shares	Value

Wireless Telecommunication Services (continued)
Vodafone Group plc	418,259	$590,027

		3,836,292

Total Common Stocks — 60.5% (Cost: $473,652,136)		529,635,582

	Beneficial Interest (000)

Other Interests — 0.0%(g)

Capital Markets — 0.0%
Lehman Brothers Holdings, Inc.(b)(d)(h)	300	—

Total Other Interests — 0.0%		—

	Shares

Preferred Stocks — 0.1%

Chemicals — 0.1%
Fuchs Petrolub SE (Preference)	8,128	315,168

Health Care Equipment & Supplies — 0.0%
Sartorius AG (Preference)	246	69,111

Household Products — 0.0%
Henkel AG & Co. KGaA (Preference)	2,155	191,335

Total Preferred Stocks — 0.1% (Cost: $529,543)		575,614

Rights — 0.0%(d)

Hotels, Restaurants & Leisure — 0.0%
Flight Centre Travel Group Ltd.	1,302	3,118

Pharmaceuticals — 0.0%
Bristol-Myers Squibb Co.	11,276	50,855

Total Rights — 0.0% (Cost: $27,446)		53,973

	Par (000)

U.S. Treasury Obligations — 16.4%
U.S. Treasury Notes(i):
2.75%, 08/15/21	70,000	72,324,218
1.13%, 08/31/21	70,000	70,880,469

Total U.S. Treasury Obligations — 16.4% (Cost: $140,914,905)		143,204,687

Total Long-Term Investments — 77.0% (Cost: $615,295,364)		673,469,856

	Shares

Short-Term Securities — 5.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.12%(j)*	45,699,839	45,699,839

Total Short-Term Securities — 5.2% (Cost: $45,699,839)		45,699,839

Total Investments — 82.2% (Cost: $660,995,203)		719,169,695

Other Assets Less Liabilities — 17.8%		156,230,385

Net Assets — 100.0%		$875,400,080

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock Tactical Opportunities Fund

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Non-income producing security.
(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $4,704, representing less than 0.05% of its net assets as of period end, and an original cost of $48,000.

(f)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(g)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	All or a portion of the security has been pledged in connection with outstanding centrally cleared swaps.
(j)	Annualized 7-day yield as of period end.

*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the period ended April 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 09/30/19	Shares Purchased	Shares Sold	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	38,900,492	6,799,347	—	45,699,839	$45,699,839	$312,986		$70	$—
SL Liquidity Series, LLC, Money Market Series(b)(c)	1,251,400	—	(1,251,400)	—	—	1,364	(d)	(46)	—

					$45,699,839	$314,350		$24	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)	As of period end, the entity is no longer held by the Fund.
(d)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) April 30, 2020	BlackRock Tactical Opportunities Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
AEX Index	779	05/15/20	$87,330	$2,448,364
CAC 40 10 Euro Index	1,313	05/15/20	65,403	1,694,744
Hang Seng China Enterprises Index	597	05/28/20	38,434	1,394,967
MSCI Singapore Index	247	05/28/20	5,223	154,541
Australia 10 Year Bond	4,356	06/15/20	422,520	4,969,075
SPI 200 Index	924	06/18/20	83,394	6,338,865
Canada 10 Year Bond	2,061	06/19/20	221,195	1,463,403
FTSE 100 Index	529	06/19/20	39,210	1,393,305
MSCI EAFE E-Mini Index	222	06/19/20	18,185	2,018,393
MSCI Emerging Markets E-Mini Index	387	06/19/20	17,529	1,577,105
S&P 500 E-Mini Index	83	06/19/20	12,045	908,940
U.S. Treasury 10 Year Note	1,480	06/19/20	205,813	(140,930)
U.S. Treasury Ultra Bond	136	06/19/20	30,570	649,592
Long Gilt	276	06/26/20	47,868	404,144

				25,274,508

Short Contracts
OMXS30 Index	3,079	05/15/20	49,803	(2,044,740)
Hang Seng Index	254	05/28/20	40,139	(1,307,386)
Euro-Bund	2,156	06/08/20	412,117	(4,793,625)
Euro-Buxl	126	06/08/20	30,267	(344,270)
TOPIX Index	315	06/11/20	42,679	(1,658,762)
DAX Index	10	06/19/20	2,973	(33,291)
FTSE/MIB Index	666	06/19/20	64,083	(9,184,745)
MSCI EAFE E-Mini Index	1,646	06/19/20	134,832	(15,070,545)
S&P 500 E-Mini Index	2,811	06/19/20	407,932	(37,116,776)

				(71,554,140)

				$(46,279,632)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	7,422,720	USD	4,453,855	JPMorgan Chase Bank NA	06/17/20	$383,818
CAD	24,111,500	USD	16,762,140	Citibank NA	06/17/20	561,456
CAD	30,933,519	USD	21,893,835	UBS AG	06/17/20	331,235
CHF	4,093,000	USD	4,170,526	Citibank NA	06/17/20	75,238
EUR	544,000	USD	593,588	Bank of New York	06/17/20	3,096
EUR	3,908,000	USD	4,209,181	JPMorgan Chase Bank NA	06/17/20	77,291
EUR	3,875,000	USD	4,207,359	Standard Chartered Bank	06/17/20	42,917
EUR	2,096,022	USD	2,271,205	UBS AG	06/17/20	27,807
GBP	1,802,000	USD	2,240,703	JPMorgan Chase Bank NA	06/17/20	29,346
JPY	117,925,000	USD	1,095,565	Bank of New York	06/17/20	4,034
JPY	78,978,000	USD	716,385	Citibank NA	06/17/20	20,051
JPY	213,209,000	USD	1,924,788	Goldman Sachs International	06/17/20	63,292
JPY	472,103,000	USD	4,349,154	JPMorgan Chase Bank NA	06/17/20	52,999
JPY	2,334,933,304	USD	21,226,916	Morgan Stanley & Co. International plc	06/17/20	545,315
KRW	31,107,351,437	USD	25,324,390	Bank of America NA	06/17/20	300,011
KRW	7,296,788,563	USD	5,938,412	BNP Paribas SA	06/17/20	72,252
KRW	11,944,684,000	USD	9,836,243	Citibank NA	06/17/20	3,083
NOK	38,473,871	USD	3,571,054	JPMorgan Chase Bank NA	06/17/20	185,250
SEK	4,865,056	USD	483,796	Bank of New York	06/17/20	15,106
SEK	54,696,000	USD	5,488,328	Barclays Bank plc	06/17/20	120,633
SEK	91,168,000	USD	8,943,797	UBS AG	06/17/20	405,292
THB	506,073,000	USD	15,566,687	HSBC Bank plc	06/17/20	74,912
THB	660,397,000	USD	20,066,758	Morgan Stanley & Co. International plc	06/17/20	344,656

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock Tactical Opportunities Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	662,938	AUD	1,005,000	Morgan Stanley & Co. International plc	06/17/20	$7,941
USD	10,064,720	BRL	51,008,000	Citibank NA	06/17/20	716,945
USD	11,520,875	BRL	54,776,000	JPMorgan Chase Bank NA	06/17/20	1,482,573
USD	11,602,439	BRL	55,187,000	Morgan Stanley & Co. International plc	06/17/20	1,488,816
USD	50,599,803	CAD	68,978,824	Morgan Stanley & Co. International plc	06/17/20	1,039,997
USD	2,224,026	CHF	2,054,000	Morgan Stanley & Co. International plc	06/17/20	93,364
USD	5,259,976	EUR	4,608,979	Goldman Sachs International	06/17/20	204,639
USD	1,511,325	EUR	1,374,000	JPMorgan Chase Bank NA	06/17/20	4,259
USD	9,503,043	EUR	8,295,000	Morgan Stanley & Co. International plc	06/17/20	404,710
USD	1,346,696	GBP	1,035,000	Morgan Stanley & Co. International plc	06/17/20	42,866
USD	16,111,825	GBP	12,292,000	UBS AG	06/17/20	627,117
USD	1,235,297	JPY	129,756,000	Goldman Sachs International	06/17/20	25,379
USD	37,425,274	JPY	3,817,313,241	Morgan Stanley & Co. International plc	06/17/20	1,830,500
USD	72,208,356	KRW	86,610,312,000	JPMorgan Chase Bank NA	06/17/20	863,890
USD	13,420,888	MXN	321,747,000	Morgan Stanley & Co. International plc	06/17/20	167,702
USD	665,961	MYR	2,831,000	Morgan Stanley & Co. International plc	06/17/20	8,895
USD	30,283	NOK	288,000	HSBC Bank plc	06/17/20	2,165
USD	8,843	NZD	14,000	Bank of New York	06/17/20	257
USD	770,273	SEK	7,194,000	Goldman Sachs International	06/17/20	32,543
USD	17,556,501	SEK	163,922,000	Morgan Stanley & Co. International plc	06/17/20	746,639
USD	704,671	SGD	975,000	HSBC Bank plc	06/17/20	13,123
USD	9,351,165	THB	294,589,000	BNP Paribas SA	06/17/20	246,069
USD	4,552,050	ZAR	82,934,000	Credit Suisse International	06/17/20	98,529

						13,888,008

AUD	2,104,000	USD	1,386,598	HSBC Bank plc	06/17/20	(15,340)
AUD	43,338,000	USD	28,587,478	Morgan Stanley & Co. International plc	06/17/20	(342,428)
CHF	6,981,000	USD	7,295,081	JPMorgan Chase Bank NA	06/17/20	(53,528)
EUR	1,532,299	SEK	16,414,000	Goldman Sachs International	06/17/20	(2,527)
EUR	6,965,000	USD	7,684,858	JPMorgan Chase Bank NA	06/17/20	(45,330)
EUR	103,038,405	USD	117,901,777	Morgan Stanley & Co. International plc	06/17/20	(4,884,582)
EUR	1,503,000	USD	1,701,385	State Street Bank and Trust Co.	06/17/20	(52,826)
GBP	3,547,000	USD	4,648,972	Citibank NA	06/17/20	(180,679)
GBP	4,164,000	USD	5,260,362	HSBC Bank plc	06/17/20	(14,810)
INR	1,870,449,000	USD	24,759,402	Morgan Stanley & Co. International plc	06/17/20	(111,654)
JPY	38,047,000	USD	372,986	Citibank NA	06/17/20	(18,214)
JPY	177,785,000	USD	1,703,308	Morgan Stanley & Co. International plc	06/17/20	(45,541)
JPY	2,228,190,937	USD	21,239,136	UBS AG	06/17/20	(462,232)
KRW	9,396,097,000	USD	7,833,345	HSBC Bank plc	06/17/20	(93,394)
KRW	4,126,037,000	USD	3,439,941	JPMorgan Chase Bank NA	06/17/20	(41,155)
MXN	1,118,287,000	USD	50,596,643	Barclays Bank plc	06/17/20	(4,532,918)
MXN	118,569,000	USD	4,953,458	UBS AG	06/17/20	(69,444)
PLN	56,551,000	USD	14,930,114	BNP Paribas SA	06/17/20	(1,303,434)
SEK	31,212,000	USD	3,342,601	Northern Trust Co.	06/17/20	(141,875)
SGD	983,000	USD	710,451	HSBC Bank plc	06/17/20	(13,230)
USD	3,917,044	AUD	6,532,000	Goldman Sachs International	06/17/20	(340,113)
USD	12,428,102	AUD	20,732,000	JPMorgan Chase Bank NA	06/17/20	(1,083,743)
USD	19,997,465	AUD	31,738,000	UBS AG	06/17/20	(687,417)
USD	4,585,821	CAD	6,666,000	Bank of New York	06/17/20	(203,557)
USD	8,548,112	CAD	12,245,000	JPMorgan Chase Bank NA	06/17/20	(249,658)
USD	5,050,894	CAD	7,343,000	State Street Bank and Trust Co.	06/17/20	(224,894)
USD	6,301,319	CHF	6,123,723	State Street Bank and Trust Co.	06/17/20	(50,960)
USD	5,022,644	EUR	4,635,000	Bank of America NA	06/17/20	(61,235)
USD	1,889,913	EUR	1,749,000	Bank of New York	06/17/20	(28,469)
USD	795,747	EUR	728,000	JPMorgan Chase Bank NA	06/17/20	(2,756)
USD	30,579,474	EUR	28,528,644	Morgan Stanley & Co. International plc	06/17/20	(712,036)
USD	9,573,436	EUR	8,744,439	UBS AG	06/17/20	(17,861)
USD	7,473,909	GBP	6,297,000	BNP Paribas SA	06/17/20	(458,665)
USD	3,867,185	GBP	3,187,000	Citibank NA	06/17/20	(147,602)
USD	1,248,518	GBP	1,047,228	JPMorgan Chase Bank NA	06/17/20	(70,716)
USD	2,890,334	GBP	2,503,000	Morgan Stanley & Co. International plc	06/17/20	(262,792)
USD	10,095,473	INR	782,589,000	Goldman Sachs International	06/17/20	(217,054)
USD	2,363,624	JPY	261,469,000	Citibank NA	06/17/20	(74,460)

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) April 30, 2020	BlackRock Tactical Opportunities Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased			Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	538,469	JPY	58,723,634	Goldman Sachs International	06/17/20	$(9,103)
USD	17,938,598	JPY	1,933,465,000	JPMorgan Chase Bank NA	06/17/20	(90,116)
USD	3,671,991	NOK	41,077,000	HSBC Bank plc	06/17/20	(338,463)
USD	2,939,177	NOK	30,782,000	JPMorgan Chase Bank NA	06/17/20	(66,149)
USD	539,115	NZD	922,769	JPMorgan Chase Bank NA	06/17/20	(26,786)
USD	1,233,264	NZD	2,077,000	Morgan Stanley & Co. International plc	06/17/20	(40,485)
USD	6,010,293	PLN	25,005,000	BNP Paribas SA	06/17/20	(14,978)
USD	8,800,041	PLN	36,874,010	Citibank NA	06/17/20	(85,219)
USD	7,479,300	PLN	31,354,990	JPMorgan Chase Bank NA	06/17/20	(76,082)
USD	6,011,967	SEK	60,207,000	Barclays Bank plc	06/17/20	(162,136)
USD	2,493,127	SEK	24,574,000	JPMorgan Chase Bank NA	06/17/20	(26,886)
USD	1,468,006	SEK	15,233,000	Morgan Stanley & Co. International plc	06/17/20	(94,106)
USD	1,523,682	SGD	2,178,000	Morgan Stanley & Co. International plc	06/17/20	(21,128)
USD	714,357	SGD	1,032,965	State Street Bank and Trust Co.	06/17/20	(18,304)
USD	7,122,018	THB	233,615,000	Westpac Banking Corp.	06/17/20	(98,506)
USD	8,737,486	ZAR	164,702,000	JPMorgan Chase Bank NA	06/17/20	(106,942)
ZAR	141,105,606	USD	8,131,435	Bank of America NA	06/17/20	(554,124)
ZAR	33,203,394	USD	1,914,447	BNP Paribas SA	06/17/20	(131,438)
ZAR	275,033,000	USD	17,005,688	HSBC Bank plc	06/17/20	(2,236,532)

						(21,516,612)

Net Unrealized Depreciation						$(7,628,604)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
28 day MXIBTIIE	Monthly	6.35%	Monthly	09/17/20	(a)	09/11/25	MXN	3,526,000	$5,094,374	$—	$5,094,374
0.57%	Semi-Annual	3 month LIBOR	Quarterly	09/16/20	(a)	09/15/25	USD	47,000	(353,150)	(11,413)	(341,737)
6 month BBR	Semi-Annual	0.72%	Semi-Annual	09/16/20	(a)	09/16/25	AUD	457,514	2,557,670	—	2,557,670
3 month BA	Semi-Annual	0.86%	Semi-Annual	09/16/20	(a)	09/16/25	CAD	34,000	69,170	—	69,170
3 month BA	Semi-Annual	0.87%	Semi-Annual	09/16/20	(a)	09/16/25	CAD	88,000	214,320	—	214,320
3 month BA	Semi-Annual	0.96%	Semi-Annual	09/16/20	(a)	09/16/25	CAD	121,000	661,344	—	661,344
3 month BA	Semi-Annual	1.06%	Semi-Annual	09/16/20	(a)	09/16/25	CAD	76,000	686,326	(11,812)	698,138
6 month SOR	Semi-Annual	1.53%	Semi-Annual	09/16/20	(a)	09/16/25	SGD	31,000	868,609	—	868,609
6 month SOR	Semi-Annual	1.63%	Semi-Annual	09/16/20	(a)	09/16/25	SGD	31,000	978,299	—	978,299
0.53%	Semi-Annual	3 month LIBOR	Quarterly	09/16/20	(a)	09/16/25	USD	46,000	(258,356)	38,394	(296,750)
0.61%	Semi-Annual	3 month LIBOR	Quarterly	09/16/20	(a)	09/16/25	USD	85,000	(816,244)	(17,253)	(798,991)
0.51%	Semi-Annual	3 month LIBOR	Quarterly	09/16/20	(a)	09/16/25	USD	71,000	(328,008)	14,158	(342,166)
0.32%	Annual	3 month STIBOR	Quarterly	09/16/20	(a)	09/16/25	SEK	442,000	(367,212)	24,381	(391,593)
(0.39)%	Annual	6 month EURIBOR	Semi-Annual	09/16/20	(a)	09/16/25	EUR	61,000	212,162	(7,118)	219,280
(0.39)%	Annual	6 month EURIBOR	Semi-Annual	09/16/20	(a)	09/16/25	EUR	25,000	91,279	4,567	86,712
(0.22)%	Annual	6 month EURIBOR	Semi-Annual	09/16/20	(a)	09/16/25	EUR	40,000	(237,271)	5,605	(242,876)
(0.22)%	Annual	6 month EURIBOR	Semi-Annual	09/16/20	(a)	09/16/25	EUR	57,000	(323,056)	(8,582)	(314,474)
(0.18)%	Annual	6 month EURIBOR	Semi-Annual	09/16/20	(a)	09/16/25	EUR	40,000	(313,595)	(5,921)	(307,674)
(0.17)%	Annual	6 month EURIBOR	Semi-Annual	09/16/20	(a)	09/16/25	EUR	85,000	(712,906)	37,402	(750,308)
(0.15)%	Annual	6 month EURIBOR	Semi-Annual	09/16/20	(a)	09/16/25	EUR	71,000	(674,463)	(47,770)	(626,693)
(0.14)%	Annual	6 month EURIBOR	Semi-Annual	09/16/20	(a)	09/16/25	EUR	47,000	(497,655)	(13,386)	(484,269)
(0.21)%	Annual	6 month EURIBOR	Semi-Annual	09/16/20	(a)	09/16/25	EUR	58,000	(379,378)	22,276	(401,654)

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock Tactical Opportunities Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
(0.22)%	Annual	6 month EURIBOR	Semi-Annual	09/16/20(a)	09/16/25	EUR	53,000	$(308,228)	$71,877	$(380,105)
0.48%	Semi-Annual	6 month GBP LIBOR	Semi-Annual	09/16/20(a)	09/16/25	GBP	50,000	(207,148)	(831)	(206,317)
0.53%	Semi-Annual	6 month GBP LIBOR	Semi-Annual	09/16/20(a)	09/16/25	GBP	42,000	(297,381)	6,948	(304,329)
0.51%	Semi-Annual	6 month GBP LIBOR	Semi-Annual	09/16/20(a)	09/16/25	GBP	42,000	(258,707)	36,347	(295,054)
0.47%	Semi-Annual	6 month GBP LIBOR	Semi-Annual	09/16/20(a)	09/16/25	GBP	29,000	(96,828)	(9,228)	(87,600)
0.86%	Annual	6 month WIBOR	Semi-Annual	09/16/20(a)	09/16/25	PLN	106,000	(385,162)	—	(385,162)
0.92%	Annual	6 month WIBOR	Semi-Annual	09/16/20(a)	09/16/25	PLN	113,000	(492,267)	—	(492,267)
1.09%	Annual	6 month WIBOR	Semi-Annual	09/16/20(a)	09/16/25	PLN	48,000	(304,505)	—	(304,505)
1.10%	Annual	6 month WIBOR	Semi-Annual	09/16/20(a)	09/16/25	PLN	119,000	(776,420)	—	(776,420)
1.38%	Annual	6 month WIBOR	Semi-Annual	09/16/20(a)	09/16/25	PLN	167,000	(1,652,848)	—	(1,652,848)
1.36%	Annual	6 month WIBOR	Semi-Annual	09/16/20(a)	09/16/25	PLN	176,000	(1,688,925)	—	(1,688,925)
3 month JIBAR	Quarterly	6.46%	Quarterly	09/16/20(a)	09/16/25	ZAR	213,750	95,200	—	95,200
3 month JIBAR	Quarterly	6.50%	Quarterly	09/16/20(a)	09/16/25	ZAR	261,250	140,971	—	140,971
3 month JIBAR	Quarterly	6.60%	Quarterly	09/16/20(a)	09/16/25	ZAR	324,615	251,627	—	251,627
3 month JIBAR	Quarterly	6.62%	Quarterly	09/16/20(a)	09/16/25	ZAR	476,900	392,138	—	392,138
3 month JIBAR	Quarterly	6.77%	Quarterly	09/16/20(a)	09/16/25	ZAR	527,100	619,657	—	619,657
3 month JIBAR	Quarterly	7.20%	Quarterly	09/16/20(a)	09/16/25	ZAR	598,000	1,308,711	—	1,308,711
3 month JIBAR	Quarterly	7.50%	Quarterly	09/16/20(a)	09/16/25	ZAR	779,000	2,255,315	—	2,255,315
3 month JIBAR	Quarterly	7.65%	Quarterly	09/16/20(a)	09/16/25	ZAR	193,725	629,310	—	629,310
3 month JIBAR	Quarterly	7.97%	Quarterly	09/16/20(a)	09/16/25	ZAR	248,676	995,264	—	995,264
3 month JIBAR	Quarterly	7.98%	Quarterly	09/16/20(a)	09/16/25	ZAR	259,776	1,045,806	—	1,045,806
3 month JIBAR	Quarterly	8.06%	Quarterly	09/16/20(a)	09/16/25	ZAR	229,548	967,369	—	967,369
3 month JIBAR	Quarterly	8.18%	Quarterly	09/16/20(a)	09/16/25	ZAR	278,775	1,253,626	—	1,253,626
3 month JIBAR	Quarterly	8.48%	Quarterly	09/16/20(a)	09/16/25	ZAR	283,500	1,475,214	—	1,475,214

								$11,134,048	$128,641	$11,005,407

(a)	Forward swap.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Counterparty	Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
1 day BZDIOVER	At Termination	4.80%	At Termination	BNP Paribas SA	N/A	01/02/23	BRL	246,000	$—	$—	$—
0.94%	Semi-Annual	6 month THBFIX	Semi-Annual	Bank of America NA	09/16/20(a)	09/16/25	THB	512,550	(60,753)	—	(60,753)
0.95%	Semi-Annual	6 month THBFIX	Semi-Annual	Bank of America NA	09/16/20(a)	09/16/25	THB	626,450	(85,605)	—	(85,605)
0.99%	Semi-Annual	6 month THBFIX	Semi-Annual	Bank of America NA	09/16/20(a)	09/16/25	THB	822,440	(162,062)	—	(162,062)
1 day MIBOR	Semi-Annual	4.70%	Semi-Annual	Bank of America NA	09/16/20(a)	09/16/25	INR	2,266,000	645,126	—	645,126
1.00%	Semi-Annual	6 month THBFIX	Semi-Annual	Bank of America NA	09/16/20(a)	09/16/25	THB	595,560	(121,852)	—	(121,852)
3 month TWCPBA	Quarterly	0.48%	Quarterly	Bank of America NA	09/16/20(a)	09/16/25	TWD	1,058,000	(75,458)	—	(75,458)
1 week CNREPOFI	Quarterly	1.91%	Quarterly	BNP Paribas SA	09/16/20(a)	09/16/25	CNY	165,900	61,904	—	61,904
1 day MIBOR	Semi-Annual	5.40%	Semi-Annual	Citibank NA	09/16/20(a)	09/16/25	INR	1,791,350	1,249,658	—	1,249,658

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) April 30, 2020	BlackRock Tactical Opportunities Fund

OTC Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1 week CNREPOFI	Quarterly	1.96%	Quarterly	Citibank NA	09/16/20	(a)	09/16/25	CNY	248,000	$175,839	$—	$175,839
1.01%	Quarterly	3 month CD_KSDA	Quarterly	Citibank NA	09/16/20	(a)	09/16/25	KRW	34,255,650	(46,660)	—	(46,660)
1.02%	Quarterly	3 month CD_KSDA	Quarterly	CitibankNA	09/16/20	(a)	09/16/25	KRW	18,445,350	(34,696)	—	(34,696)
1 day MIBOR	Semi-Annual	4.78%	Semi-Annual	HSBC Bank plc	09/16/20	(a)	09/16/25	INR	738,525	245,107	—	245,107
1 day MIBOR	Semi-Annual	4.87%	Semi-Annual	HSBC Bank plc	09/16/20	(a)	09/16/25	INR	895,480	344,738	—	344,738
1 week CNREPOFI	Quarterly	1.92%	Quarterly	HSBC Bank plc	09/16/20	(a)	09/16/25	CNY	229,100	93,182	—	93,182
1 day MIBOR	Semi-Annual	5.39%	Semi-Annual	JPMorgan Chase Bank NA	09/16/20	(a)	09/16/25	INR	1,465,650	1,009,480	—	1,009,480
0.88%	Semi-Annual	6 month THBFIX	Semi-Annual	Morgan Stanley & Co. International plc	09/16/20	(a)	09/16/25	THB	617,650	(19,/17)	—	(19,/17)
0.88%	Semi-Annual	6 month THBFIX	Semi-Annual	Morgan Stanley & Co. International plc	09/16/20	(a)	09/16/25	THB	505,350	(17,549)	—	(17,549)
0.98%	Semi-Annual	6 month THBFIX	Semi-Annual	Morgan Stanley & Co. International plc	09/16/20	(a)	09/16/25	THB	2,434,000	(442,867)	—	(442,867)
1 day MIBOR	Semi-Annual	4.84%	Semi-Annual	Morgan Stanley & Co. International plc	09/16/20	(a)	09/16/25	INR	1,407,959	519,606	—	519,606
1 day MIBOR	Semi-Annual	4.88%	Semi-Annual	Nomura International plc	09/16/20	(a)	09/16/25	INR	1,514,590	592,014	—	592,014

										$3,870,035	$—	$3,870,035

(a)	Forward swap.

OTC Total Return Swaps

Reference Entity		Fixed Amount Paid / (Received) by the Fund(a)	Counterparty	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Taiwan Capitalization Weighted Stock Index Future May 2020	TWD	(196,931,866)	Merrill Lynch International & Co.	05/20/20	TWD	196,932	$(445,598)	$—	$(445,598)
Taiwan Capitalization Weighted Stock Index Future May 2020	TWD	(468,016,116)	Merrill Lynch International & Co.	05/20/20	TWD	468,016	(1,563,496)	—	(1,563,496)
Taiwan Capitalization Weighted Stock Index Future May 2020	TWD	(534,965,640)	Merrill Lynch International & Co.	05/20/20	TWD	534,966	(1,226,363)	—	(1,226,363)
KOSPI 200 Index Futures June 2020	KRW	(7,950,817,350)	Merrill Lynch International & Co.	06/11/20	KRW	7,950,817	(147,181)	—	(147,181)
KOSPI 200 Index Futures June 2020	KRW	(49,799,403,625)	Merrill Lynch International & Co.	06/11/20	KRW	49,799,404	888,858	—	888,858
KOSPI 200 Index Futures June 2020	KRW	(37,958,348,950)	Merrill Lynch International & Co.	06/11/20	KRW	37,958,349	(1,627,170)	—	(1,627,170)

							$(4,120,950)	$—	$(4,120,950)

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock Tactical Opportunities Fund

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.01%
1 day MIBOR	Mumbai Interbank Offered Rate	4.41
1 week CNREPOFI	China Fixing Repo Rates	1.93
28 day MXIBTIIE	Mexico Interbank TllE 28-Day	6.25
3 month BA	Canadian Bankers Acceptances	0.67
3 month CD_KSDA	Certificates of Deposit by the Korean Securities Dealers Association	1.10
3 month JIBAR	Johannesburg Interbank Average Rate	4.98
3 month LIBOR	London Interbank Offered Rate	0.56
3 month STIBOR	Stockholm Interbank Offered Rate	0.26
3 month TWCPBA	Taiwan Secondary Markets Bills Rate	0.64
6 month BBR	Australian Bank Bill Rate	0.17
6 month EURIBOR	Euro Interbank Offered Rate	(0.17)
6 month GBP LIBOR	London Interbank Offered Rate	0.68
6 month SOR	Singapore Interbank Offered Rate	1.05
6 month THBFIX	Thai Baht Interest Rate Fixing	0.74
6 month WIBOR	Warsaw Interbank Offered Rate	0.59

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$261,955	$(133,314)	$22,878,124	$(11,872,717)
OTC Swaps	—	—	5,825,512	(6,076,427)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$17,929,224	$—	$7,486,214	$—	$25,415,438
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	13,888,008	—	—	13,888,008
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	22,878,124	—	22,878,124
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	888,858	—	4,936,654	—	5,825,512

	$—	$—	$18,818,082	$13,888,008	$35,300,992	$—	$68,007,082

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	—	—	66,416,245	—	5,278,825	—	71,695,070
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	21,516,612	—	—	21,516,612
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	11,872,717	—	11,872,717
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	5,009,808	—	1,066,619	—	6,076,427

	$—	$—	$71,426,053	$21,516,612	$18,218,161	$—	$111,160,826

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) April 30, 2020	BlackRock Tactical Opportunities Fund

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$62,746,526	$—	$3,819,709	$—	$66,566,235
Forward foreign currency exchange contracts	—	—	—	(8,998,610)	—	—	(8,998,610)
Swaps	—	—	23,291,811	—	23,022,342	—	46,314,153

	$—	$—	$86,038,337	$(8,998,610)	$26,842,051	$—	$103,881,778

Net Change in Unrealized Appreciation
(Depreciation) on:
Futures contracts	—	—	(54,012,694)	—	(5,204,089)	—	(59,216,783)
Forward foreign currency exchange contracts	—	—	—	(5,911,927)	—	—	(5,911,927)
Swaps	—	—	(7,894,490)	—	10,108,408	—	2,213,918

	$—	$—	$(61,907,184)	$(5,911,927)	$4,904,319	$—	$(62,914,792)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,163,597,472
Average notional value of contracts — short	1,246,364,004
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	406,410,067
Average amounts sold — in USD	441,634,881
Interest rate swaps:
Average notional value — pays fixed rate	1,472,720,122
Average notional value — receives fixed rate	1,244,393,912
Total return swaps:
Average notional value	112,003,928

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$16,327,925	$11,564,815
Forward foreign currency exchange contracts	13,888,008	21,516,612
Swaps — Centrally cleared	2,956,042	—
Swaps — OTC(a)	5,825,512	6,076,427

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$38,997,487	$39,157,854
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(19,283,967)	(11,564,815)

Total derivative assets and liabilities subject to an MNA	$19,713,520	$27,593,039

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock Tactical Opportunities Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Bank of America NA	$945,137	$(945,137)	$—	$—	$—
Bank of New York	22,493	(22,493)	—	—	—
Barclays Bank plc	120,633	(120,633)	—	—	—
BNP Paribas SA	380,225	(380,225)	—	—	—
Citibank NA	2,802,270	(587,530)	—	(2,030,000)	184,740
Credit Suisse International	98,529	—	—	—	98,529
Goldman Sachs International	325,853	(325,853)	—	—	—
HSBC Bank plc	773,227	(773,227)	—	—	—
JPMorgan Chase Bank NA	4,088,906	(1 ,939,847)	—	(2,149,059)	—
Merrill Lynch International & Co.	888,858	(888,858)	—	—	—
Morgan Stanley & Co. International plc	7,241,007	(6,994,285)	—	(246,722)	—
Nomura International plc	592,014	—	—	(470,000)	122,014
Standard Chartered Bank	42,917	—	—	—	42,917
UBS AG	1,391,451	(1,236,954)	—	—	154,497

	$19,713,520	$(14,215,042)	$—	$(4,895,781)	$602,697

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)(e)
Bank of America NA	$1,121,089	$(945,137)	$—	$—	$175,952
Bank of New York	232,026	(22,493)	—	—	209,533
Barclays Bank plc	4,695,054	(120,633)	—	—	4,574,421
BNP Paribas SA	1,908,515	(380,225)	—	—	1,528,290
Citibank NA	587,530	(587,530)	—	—	—
Goldman Sachs International	568,797	(325,853)	—	—	242,944
HSBC Bank plc	2,711,769	(773,227)	—	—	1,938,542
JPMorgan Chase Bank NA	1,939,847	(1,939,847)	—	—	—
Merrill Lynch International & Co.	5,009,808	(888,858)	—	—	4,120,950
Morgan Stanley & Co. International plc	6,994,285	(6,994,285)	—	—	—
Northern Trust Co.	141,875	—	—	—	141 ,875
State Street Bank and Trust Co.	346,984	—	—	—	346,984
UBS AG	1,236,954	(1,236,954)	—	—	—
Westpac Banking Corp.	98,506	—	—	—	98,506

	$27,593,039	$(14,215,042)	$—	$—	$13,377,997

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) April 30, 2020	BlackRock Tactical Opportunities Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$1,656,750	$440,089	$—	$2,096,839
Air Freight & Logistics	116,621	381,286	—	497,907
Airlines	350,142	284,146	—	634,288
Auto Components	163,373	318,653	—	482,026
Automobiles	3,127,292	4,141,762	—	7,269,054
Banks	13,943,111	11,207,935	—	25,151,046
Beverages	12,914,651	4,005,840	—	16,920,491
Biotechnology	11,595,544	1,360,883	—	12,956,427
Building Products	3,372,860	1,626,522	—	4,999,382
Capital Markets	9,182,362	3,789,492	—	12,971,854
Chemicals	8,900,773	3,147,384	—	12,048,157
Commercial Services & Supplies	2,796,333	274,624	—	3,070,957
Communications Equipment	3,536,369	519,300	—	4,055,669
Construction & Engineering	—	2,741,640	—	2,741,640
Construction Materials	1,399,826	707,244	—	2,107,070
Consumer Finance	1,891,752	260	—	1,892,012
Containers & Packaging	1,220,024	74,058	—	1,294,082
Distributors	579,831	—	—	579,831
Diversified Financial Services	131,495	1,174,336	—	1,305,831
Diversified Telecommunication Services	5,902,976	3,861,548	—	9,764,524
Electric Utilities	4,804,054	2,540,447	4,704	7,349,205
Electrical Equipment	2,171,079	1,840,349	—	4,011,428
Electronic Equipment, Instruments & Components	1,602,101	2,284,511	—	3,886,612
Entertainment	6,646,054	687,925	—	7,333,979
Equity Real Estate Investment Trusts (REITs)	10,626,132	1,020,215	—	11,646,347
Food & Staples Retailing	8,213,081	4,681,487	—	12,894,568
Food Products	10,013,894	7,333,363	—	17,347,257
Gas Utilities	—	1,830,727	—	1,830,727
Health Care Equipment & Supplies	17,011,356	2,379,740	—	19,391,096
Health Care Providers & Services	15,308,958	619,458	—	15,928,416
Health Care Technology	861,843	104,673	—	966,516
Hotels, Restaurants & Leisure	5,228,043	1,974,126	—	7,202,169
Household Durables	184,495	2,229,498	—	2,413,993
Household Products	1,564,488	1,287,294	—	2,851,782
Independent Power and Renewable Electricity Producers	—	629,187	—	629,187
Industrial Conglomerates	2,849,383	1,865,011	—	4,714,394
Insurance	4,485,373	5,775,220	—	10,260,593
Interactive Media & Services	22,525,145	305,052	—	22,830,197
Internet & Direct Marketing Retail	22,712,820	338,097	—	23,050,917
IT Services	24,181,490	1,006,155	—	25,187,645
Leisure Products	270,373	—	—	270,373
Life Sciences Tools & Services	5,161,849	407,070	—	5,568,919
Machinery	6,049,208	3,743,151	—	9,792,359
Media	3,536,074	625,260	—	4,161,334
Metals & Mining	1,547,377	2,953,856	—	4,501,233
Mortgage Real Estate Investment Trusts (REITs)	152,564	—	—	152,564
Multiline Retail	5,702,581	1,338,374	—	7,040,955
Multi-Utilities	1,740,463	1,705,349	—	3,445,812
Oil, Gas & Consumable Fuels	7,814,547	2,566,418	—	10,380,965
Paper & Forest Products	—	237,172	—	237,172
Personal Products	—	3,208,315	—	3,208,315
Pharmaceuticals	22,120,596	12,018,103	—	34,138,699
Professional Services	1,560,742	1,083,906	—	2,644,648
Real Estate Management & Development	180,888	1,516,275	—	1,697,163
Road & Rail	8,914,742	2,151,762	—	11,066,504

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock Tactical Opportunities Fund

	Level 1	Level 2	Level 3	Total
Semiconductors & Semiconductor Equipment	$14,580,972	$2,380,085	$—	$16,961,057
Software	36,540,603	2,668,987	—	39,209,590
Specialty Retail	10,548,167	1,565,217	—	12,113,384
Technology Hardware, Storage & Peripherals	20,831,170	322,809	—	21,153,979
Textiles, Apparel & Luxury Goods	3,318,225	2,881,650	—	6,199,875
Trading Companies & Distributors	2,598,367	1,372,570	—	3,970,937
Transportation Infrastructure	—	2,326,160	—	2,326,160
Water Utilities	847,373	143,805	—	991,178
Wireless Telecommunication Services	946,133	2,890,159	—	3,836,292
Preferred Stocks(a)	—	575,614	—	575,614
Rights(a)	50,855	3,118	—	53,973
U.S. Treasury Obligations	—	143,204,687	—	143,204,687
Short-Term Securities	45,699,839	—	—	45,699,839

	$444,485,582	$274,679,409	$4,704	$719,169,695

Derivative Financial Instruments(b)
Assets:
Equity contracts	$17,929,224	$888,858	$—	$18,818,082
Foreign currency exchange contracts	—	13,888,008	—	13,888,008
Interest rate contracts	7,486,214	27,814,778	—	35,300,992
Liabilities:
Equity contracts	(66,416,245)	(5,009,808)	—	(71,426,053)
Foreign currency exchange contracts	—	(21,516,612)	—	(21,516,612)
Interest rate contracts	(5,278,825)	(12,939,336)	—	(18,218,161)

	$(46,279,632)	$3,125,888	$—	$(43,153,744)

(a)	See above Schedule of Investments for values in each industry.
(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	29

Statement of Assets and Liabilities

April 30, 2020

BlackRock Tactical Opportunities Fund

ASSETS
Investments at value — unaffiliated (cost — $615,295,364)	$673,469,856
Investments at value — affiliated (cost — $45,699,839)	45,699,839
Due from broker	981,292
Cash pledged:
Futures contracts	141,779,756
Centrally cleared swaps	27,660,000
Foreign currency at value (cost — $10,533,939)	10,626,790
Receivables:
Swaps	95,122
Capital shares sold	2,231,406
Dividends — affiliated	11,810
Dividends — unaffiliated	1,177,615
Interest — unaffiliated	545,279
Variation margin on futures contracts	16,327,925
Variation margin on centrally cleared swaps	2,956,042
Unrealized appreciation on:
Forward foreign currency exchange contracts	13,888,008
OTC swaps	5,825,512
Prepaid expenses	50,754

Total assets	943,327,006

LIABILITIES
Bank overdraft	9,914,895
Cash received as collateral for OTC derivatives	7,140,000
Payables:
Administration fees	43,790
Capital shares redeemed	10,527,840
Investment advisory fees	384,901
Trustees’ and Officer’s fees	8,187
Other affiliates	34,803
Service and distribution fees	54,428
To the Manager	529
Variation margin on futures contracts	11,564,815
Other accrued expenses	659,699
Unrealized depreciation on:
Forward foreign currency exchange contracts	21,516,612
OTC swaps	6,076,427

Total liabilities	67,926,926

NET ASSETS	$875,400,080

NET ASSETS CONSIST OF
Paid-in capital	$911,140,521
Accumulated loss	(35,740,441)

NET ASSETS	$875,400,080

NET ASSET VALUE
Institutional — Based on net assets of $289,126,693 and 21,269,357 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.59

Service — Based on net assets of $835,948 and 61,718 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.54

Investor A — Based on net assets of $208,745,678 and 15,479,087 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.49

Investor C — Based on net assets of $13,186,774 and 1,004,114 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.13

Class K — Based on net assets of $363,504,987 and 26,794,945 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.57

See notes to financial statements.

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

	BlackRock Tactical Opportunities Fund
	Period from 10/01/2019 to 04/30/2020	Year Ended September 30, 2019

INVESTMENT INCOME
Dividends — affiliated	$312,986	$1,060,618
Dividends — unaffiliated	6,858,069	13,522,874
Interest — unaffiliated	1,606,358	3,070,464
Securities lending income — affiliated — net	1,364	39,654
Foreign taxes withheld	(181,714)	(686,243)

Total investment income	8,597,063	17,007,367

EXPENSES
Investment advisory	2,885,793	4,359,757
Transfer agent — class specific	473,596	716,610
Service and distribution — class specific	401,196	790,049
Administration	217,151	329,577
Custodian	159,785	121,971
Professional	119,686	83,575
Registration	116,924	77,748
Administration — class specific	104,933	158,524
Accounting services	84,244	127,566
Printing	68,256	46,619
Trustees and Officer	14,661	18,284
Recoupment of past waived and/or reimbursed fees — class specific	—	17,055
Board realignment and consolidation	—	9,741
Recoupment of past waived and/or reimbursed fees	—	5,695
Miscellaneous	69,905	21,683

Total expenses	4,716,130	6,884,454
Less:
Administration fees waived — class specific	(8,935)	—
Fees waived and/or reimbursed by the Manager	(20,927)	(41,067)
Transfer agent fees waived and/or reimbursed — class specific	(18)	—

Total expenses after fees waived and/or reimbursed	4,686,250	6,843,387

Net investment income	$3,910,813	$10,163,980

FINANCIAL STATEMENTS	31

Statements of Operations  (continued)

	BlackRock Tactical Opportunities Fund
	Period from 10/01/2019 to 04/30/2020	Year Ended September 30, 2019

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	$(46)	$(400)
Investments — unaffiliated	(46,761,448)	(9,589,412)
Capital gain distributions from investment companies — affiliated	70	—
Forward foreign currency exchange contracts	(8,998,610)	(13,670,015)
Foreign currency transactions	(5,324,802)	(630,355)
Futures contracts	66,566,235	(12,695,266)
Swaps	46,314,153	(5,385,365)

	51,795,552	(41,970,813)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	29,684,453	481,914
Forward foreign currency exchange contracts	(5,911,927)	(1,360,805)
Foreign currency translations	598,117	(188,737)
Futures contracts	(59,216,783)	7,065,754
Swaps	2,213,918	3,903,177

	(32,632,222)	9,901,303

Net realized and unrealized gain (loss)	19,163,330	(32,069,510)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$23,074,143	$(21,905,530)

See notes to financial statements.

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Tactical Opportunities Fund
	Period from 10/01/2019 to 04/30/2020	Year Ended September 30,
		2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,910,813	$10,163,980	$5,360,807
Net realized gain (loss)	51,795,552	(41,970,813)	53,833,470
Net change in unrealized appreciation (depreciation)	(32,632,222)	9,901,303	4,522,696

Net increase (decrease) in net assets resulting from operations	23,074,143	(21,905,530)	63,716,973

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(9,664,467)	(17,643,157)	(1,569,603)
Service	(19,846)	(82,582)	(6,689)
Investor A	(6,407,099)	(21,588,975)	(1,907,243)
Investor B	—	—	(503)
Investor C	(360,507)	(1,630,883)	(218,265)
Class K	(13,048,106)	(17,911,034)	(1,723,712)

Decrease in net assets resulting from distributions to shareholders	(29,500,025)	(58,856,631)	(5,426,015)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(12,259,692)	286,355,465	22,578,212

NET ASSETS
Total increase (decrease) in net assets	(18,685,574)	205,593,304	80,869,170
Beginning of period	894,085,654	688,492,350	607,623,180

End of period	$875,400,080	$894,085,654	$688,492,350

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Tactical Opportunities Fund

	Institutional
	Period from 10/01/19 to 04/30/20	Year Ended September 30,
		2019	2018	2017	2016	2015

Net asset value, beginning of period	$13.67	$15.44	$14.11	$13.41	$14.20	$15.52

Net investment income(a)	0.06	0.19	0.14	0.09	0.07	0.06
Net realized and unrealized gain (loss)	0.32	(0.57)	1.31	0.82	(0.16)	(0.23)

Net increase (decrease) from investment operations	0.38	(0.38)	1.45	0.91	(0.09)	(0.17)

Distributions(b)
From net investment income	(0.46)	(0.55)	(0.12)	(0.23)	(0.51)	(0.35)
From net realized gain	—	(0.84)	—	—	(0.19)	(0.80)

Total distributions	(0.46)	(1.39)	(0.12)	(0.23)	(0.70)	(1.15)

Capital Contribution	—	—	—	0.02	—	—

Net asset value, end of period	$13.59	$13.67	$15.44	$14.11	$13.41	$14.20

Total Return(c)
Based on net asset value	2.79%(d)	(2.43)%	10.36%	7.05%	(0.71)%	(1.27)%

Ratios to Average Net Assets(e)
Total expenses(f)	0.86%(g)	0.80%	0.93%	0.92%	0.91%	0.84%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.85%(g)	0.79%	0.89%	0.89%	0.87%	0.81%

Net investment income	0.77%(g)	1.36%	0.94%	0.65%	0.49%	0.40%

Supplemental Data
Net assets, end of period (000)	$289,127	$290,851	$220,711	$189,242	$271,623	$265,521

Portfolio turnover rate	167%	288%	265%	257%	359%	295%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 10/01/19 to 04/30/20	Year Ended September 30,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.05%	0.08%

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Period from 10/01/19 to 04/30/20	Year Ended September 30,
		2019	2018	2017	2016	2015
Expense ratios	N/A	0.79%	N/A	N/A	N/A	0.84%

(g)	Annualized.

See notes to financial statements.

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Tactical Opportunities Fund

	Service
	Period from 10/01/19 to 04/30/20	Year Ended September 30,
		2019	2018	2017	2016	2015

Net asset value, beginning of period	$13.56	$15.33	$14.02	$13.34	$14.12	$15.44

Net investment income(a)	0.04	0.16	0.10	0.05	0.02	0.01
Net realized and unrealized gain (loss)	0.31	(0.58)	1.32	0.81	(0.14)	(0.23)

Net increase (decrease) from investment operations	0.35	(0.42)	1.42	0.86	(0.12)	(0.22)

Distributions(b)
From net investment income	(0.37)	(0.51)	(0.11)	(0.20)	(0.47)	(0.30)
From net realized gain	—	(0.84)	—	—	(0.19)	(0.80)

Total distributions	(0.37)	(1.35)	(0.11)	(0.20)	(0.66)	(1.10)

Capital Contribution	—	—	—	0.02	—	—

Net asset value, end of period	$13.54	$13.56	$15.33	$14.02	$13.34	$14.12

Total Return(c)
Based on net asset value	2.63%(d)	(2.74)%	10.21%	6.66%	(0.95)%	(1.58)%

Ratios to Average Net Assets(e)
Total expenses(f)	1.16%(g)	1.06%	1.22%	1.23%	1.24%	1.21%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.14%(g)	1.06%	1.16%	1.17%	1.17%	1.17%

Net investment income	0.53%(g)	1.14%	0.65%	0.38%	0.17%	0.05%

Supplemental Data
Net assets, end of period (000)	$836	$767	$832	$828	$1,667	$1,703

Portfolio turnover rate	167%	288%	265%	257%	359%	295%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 10/01/19 to 04/30/20	Year Ended September 30,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.05%	0.08%

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Period from 10/01/19 to 04/30/20	Year Ended September 30,
		2019	2018	2017	2016	2015
Expense ratios	N/A	1.04%	N/A	N/A	1.23%	1.17%

(g)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Tactical Opportunities Fund

	Investor A
	Period from 10/01/19 to 04/30/20	Year Ended September 30,
		2019	2018	2017	2016	2015

Net asset value, beginning of period	$13.54	$15.31	$14.02	$13.33	$14.12	$15.43

Net investment income(a)	0.04	0.14	0.09	0.05	0.02	0.02
Net realized and unrealized gain (loss)	0.32	(0.56)	1.31	0.81	(0.15)	(0.22)

Net increase (decrease) from investment operations	0.36	(0.42)	1.40	0.86	(0.13)	(0.20)

Distributions(b)
From net investment income	(0.41)	(0.51)	(0.11)	(0.19)	(0.47)	(0.31)
From net realized gain	—	(0.84)	—	—	(0.19)	(0.80)

Total distributions	(0.41)	(1.35)	(0.11)	(0.19)	(0.66)	(1.11)

Capital Contribution	—	—	—	0.02	—	—

Net asset value, end of period	$13.49	$13.54	$15.31	$14.02	$13.33	$14.12

Total Return(c)
Based on net asset value	2.70%(d)	(2.77)%	10.06%	6.66%	(1.02)%	(1.48)%

Ratios to Average Net Assets(e)
Total expenses	1.15%(f)	1.10%(g)	1.21%	1.20%(g)	1.21%	1.14%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.14%(f)	1.09%	1.20%	1.20%	1.18%	1.11%

Net investment income	0.48%(f)	1.01%	0.61%	0.37%	0.15%	0.11%

Supplemental Data
Net assets, end of period (000)	$208,746	$218,634	$237,442	$244,101	$271,941	$308,570

Portfolio turnover rate	167%	288%	265%	257%	359%	295%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 10/01/19 to 04/30/20	Year Ended September 30,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.05%	0.08%

(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Tactical Opportunities Fund

	Investor C
	Period from 10/01/19 to 04/30/20	Year Ended September 30,
		2019	2018	2017	2016	2015

Net asset value, beginning of period	$13.14	$14.81	$13.64	$12.95	$13.73	$15.06

Net investment income (loss)(a)	(0.02)	0.04	(0.01)	(0.05)	(0.07)	(0.08)
Net realized and unrealized gain (loss)	0.31	(0.54)	1.27	0.80	(0.15)	(0.22)

Net increase (decrease) from investment operations	0.29	(0.50)	1.26	0.75	(0.22)	(0.30)

Distributions(b)
From net investment income	(0.30)	(0.33)	(0.09)	(0.08)	(0.37)	(0.23)
From net realized gain	—	(0.84)	—	—	(0.19)	(0.80)

Total distributions	(0.30)	(1.17)	(0.09)	(0.08)	(0.56)	(1.03)

Capital Contribution	—	—	—	0.02	—	—

Net asset value, end of period	$13.13	$13.14	$14.81	$13.64	12.95	$13.73

Total Return(c)
Based on net asset value	2.21%(d)	(3.45)%	9.27%	5.99%	(1.70)%	(2.20)%

Ratios to Average Net Assets(e)
Total expenses	1.86%(f)	1.82%(g)	1.89%	1.89%	1.90%	1.82%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.85%(f)	1.81%	1.88%	1.89%	1.87%	1.79%

Net investment income (loss)	(0.24)%(f)	0.26%	(0.08)%	(0.34)%	(0.54)%	(0.57)%

Supplemental Data
Net assets, end of period (000)	$13,187	$17,171	$31,022	$35,343	$54,050	$65,728

Portfolio turnover rate	167%	288%	265%	257%	359%	295%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 10/01/19 to 04/30/20	Year Ended September 30,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.05%	0.08%

(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Tactical Opportunities Fund

	Class K
	Period from 10/01/19 to 04/30/20	Year Ended September 30,			Period from 08/01/16 (a) to 09/30/16
		2019	2018	2017

Net asset value, beginning of period	$13.65	$15.43	$14.08	$13.42	$13.41

Net investment income(b)	0.07	0.21	0.16	0.13	0.03
Net realized and unrealized gain (loss)	0.32	(0.57)	1.32	0.79	(0.02)

Net increase (decrease) from investment operations	0.39	(0.36)	1.48	0.92	0.01

Distributions(c)
From net investment income	(0.47)	(0.58)	(0.13)	(0.26)	—
From net realized gain	—	(0.84)	—	—	—

Total distributions	(0.47)	(1.42)	(0.13)	(0.26)	—

Net asset value, end of period	$13.57	$13.65	$15.43	$14.08	$13.42

Total Return(d)
Based on net asset value	2.93%(e)	(2.34)%	10.57%	6.93%	0.07%(e)

Ratios to Average Net Assets(f)
Total expenses	0.72%(g)	0.67%(h)	0.76%	0.77%	0.78%(g)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.72%(g)	0.67%	0.75%	0.77%	0.75%(g)

Net investment income	0.91%(g)	1.51%	1.09%	0.94%	1.20%(g)

Supplemental Data
Net assets, end of period (000)	$363,505	$366,664	$198,487	$138,018	$200

Portfolio turnover rate	167%	288%	265%	257%	359%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 10/01/19 to 04/30/20	Year Ended September 30,			Period from 08/01/16 (a) to 09/30/16
		2019	2018	2017
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.05%

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(i)	Portfolio turnover rate is representative of the Fund for the entire year.

See notes to financial statements.

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Tactical Opportunities Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of lnvestor C Shares made within one year after purchase.

On November 13, 2019, the Board of Trustees of the Trust (the “Board”) approved a change in the fiscal year-end of the Fund, effective as of April 30, 2020, from September 30 to April 30.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (continued)

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

40	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (continued)

issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount

42	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker a variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrictor prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.550%
$1 Billion — $2 Billion	0.500
$ 2Billion — $3Billion	0.475
Greater than $3 Billion	0.450

With respect to the Fund, the Manager entered into sub-advisory agreements with BlackRock Asset Management North Asia Limited (“BAMNA”) and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BAMNA and BRS for services they provide for that portion of the Fund for which BAMNA and BRS, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fees	Distribution Fees
Service	0.25%	—%
Investor A	0.25	—
Investor C	0.25	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the period ended April 30, 2020 and the year ended September 30, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Service and Distribution Fees	Period from 10/01/19 to 04/30/20	Year Ended 09/30/19
Service	$1,159	$3,415
Investor A	310,013	580,738
Investor C	90,024	205,896
	$401,196	$790,049

44	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the period ended April 30, 2020 and the year ended September 30, 2019, the Fund paid the following to the Manager in return for these services, which are included in administration – class specific in the Statements of Operations:

	Period from 10/01/19 to 04/30/20	Year Ended 09/30/19
Institutional	$33,814	$50,647
Service	93	273
Investor A	24,770	46,455
Investor C	1,798	4,118
Class K	44,458	57,031
	$104,933	$158,524

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the period ended April 30, 2020 and the year ended September 30, 2019, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Period from 10/01/19 to 04/30/20	Year Ended 09/30/19
Institutional	$118,598	$256,947
Service	216	422
Investor A	88	310
	$118,902	$257,679

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the period ended April 30, 2020 and the year ended September 30, 2019, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Period from 10/01/19 to 04/30/20	Year Ended 09/30/19
Institutional	$616	$1,144
Service	37	104
Investor A	31,085	60,627
Investor C	798	2,202
Class K	435	464
	$32,971	$64,541

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

For the period ended April 30, 2020 and the year ended September 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Period from 10/01/19 to 04/30/20	Year Ended 09/30/19
Institutional	$240,150	$296,276
Service	885	1,656
Investor A	219,462	390,505
Investor C	12,429	27,366
Class K	670	807
	$473,596	$716,610

Other Fees: For the period ended April 30, 2020 and the year ended September 30, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $2,787 and $9,740, respectively.

For the period ended April 30, 2020 and the year ended September 30, 2019, affiliates received CDSCs as follows:

	Period from 10/01/19 to 04/30/20	Year Ended 09/30/19
Investor A	$3,351	$8
Investor C	3,104	1,052

Expense Limitations, Waivers, Reimbursements and Recoupments: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through January 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to January 28, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the period ended April 30, 2020 and the year ended September 30, 2019, the amounts waived were $20,927 and $34,446, respectively.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the period ended April 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Fund has incurred expenses in connection with the realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the period ended April 30, 2020 and the year ended September 30, 2019, the amounts reimbursed were $0 and $6,621, respectively.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	0.89%
Service	1.17
Investor A	1.37
Investor C	2.14
Class K	0.84

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2021, unless approved by the Board, including a majority of Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the period ended April 30, 2020 and the year ended September 30, 2019, there were no fees waived and/or reimbursed by the Manager.

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the period ended April 30, 2020 and the year ended September 30, 2019, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived	Period from 10/01/19 to 04/30/20	Year Ended 09/30/19

Institutional	$8,873	$—
Service	62	—

	$8,935	$—

46	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Transfer Agent Fees Waived and/or Reimbursed	Period from 10/01/19 to 04/30/20	Year Ended 09/30/19
Service	$18	$—

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 1, 2019, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses was terminated.

For the year ended September 30, 2019, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Fund:

Fund level	$5,695
Institutional	16,046
Service	256
Investor A	753
$22,750

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on December 1, 2019:

Institutional	$67,144
Service	432

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2020, the Fund retained 82% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 85% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the period ended April 30, 2020 and the year ended September 30, 2019, the Fund paid BIM $215 and $8,697, respectively, for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended April 30, 2020, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the period ended April 30, 2020, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$1,093,863,425	$1,151,319,397
U.S. Government Securities	101,986,106	64,372,108

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the period ended April 30, 2020 and each of the four years ended September 30, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	04/30/20	09/30/19	09/30/18
Ordinary income	$29,500,025	$40,956,921	$5,426,015
Long-term capital gains	—	17,899,710	—

	$29,500,025	$58,856,631	$5,426,015

As of period end, the tax components of accumulated loss were as follows:

Non-expiring capital loss carryforwards (a)	$(16,250,551)
Net unrealized gains (b)	1,626,836
Qualified late-year losses (c)	(21,116,726)

$(35,740,441)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains/losses was attributable primarily to amortization and accretion methods of premiums and discounts on fixed income securities, the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts and the realization for tax purposes of unrealized gain on investment in passive foreign investment companies.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in next taxable year.

As of April 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$699,230,970

Gross unrealized appreciation	$140,750,806
Gross unrealized depreciation	(105,252,775)

Net unrealized appreciation	$35,498,031

48	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

9.	BANK BORROWINGS

BlackRock FundsSM, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds“), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the period ended April 30, 2020, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The impact of the pandemic may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (continued)

of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Period from 10/01/19 to 04/30/20		Year Ended 09/30/19		Year Ended 09/30/18
	Shares	Amount	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,118,223	$28,703,077	11,584,617	$161,248,704	5,930,824	$88,216,243
Shares issued in reinvestment of distributions	666,864	8,955,978	1,138,641	15,531,064	92,039	1,335,481
Shares redeemed	(2,793,595)	(37,201,742)	(5,738,860)	(81,695,623)	(5,140,817)	(75,765,159)
Net increase (decrease)	(8,508)	$457,313	6,984,398	$95,084,145	882,046	$13,786,565

Service
Shares sold	34,906	$465,256	131,668	$1,830,439	18,095	$269,652
Shares issued in reinvestment of distributions	1,481	19,846	6,087	82,536	440	6,344
Shares redeemed	(31,204)	(416,251)	(135,471)	(1,847,485)	(23,333)	(346,421)
Net increase (decrease)	5,183	$68,851	2,284	$65,490	(4,798)	$(70,425)

Investor A
Shares sold and automatic conversion of shares	483,810	$6,472,186	2,006,465	$29,118,373	709,861	$10,660,951
Shares issued from conversion	—	—	—	—	6,266	89,795
Shares issued in reinvestment of distributions	468,271	6,246,735	1,562,094	21,150,762	129,036	1,860,696
Shares redeemed	(1,616,959)	(21,821,154)	(2,933,904)	(40,843,389)	(2,741,294)	(40,278,089)
Net increase (decrease)	(664,878)	$(9,102,233)	634,655	$9,425,746	(1,896,131)	$(27,666,647)

Investor B (a)
Shares sold	—	$—	—	$—	4	$85
Shares issued in reinvestment of distributions	—	—	—	—	35	501
Shares converted	—	—	—	—	(6,323)	(89,795)
Shares redeemed	—	—	—	—	(273)	(4,268)
Net decrease	—	$—	—	$—	(6,557)	$(93,477)

Investor C
Shares sold	62,357	$821,554	411,456	$5,601,290	123,519	$1,770,365
Shares issued in reinvestment of distributions	27,333	355,882	121,717	1,607,882	15,240	213,665
Shares redeemed and automatic conversion of shares	(392,226)	(5,115,380)	(1,321,269)	(18,654,269)	(635,379)	(9,044,183)
Net decrease	(302,536)	$(3,937,944)	(788,096)	$(11,445,097)	(496,620)	$(7,060,153)

Class K
Shares sold	2,075,133	$28,379,008	13,208,060	$182,904,459	3,577,635	$51,399,050
Shares issued in reinvestment of distributions	973,739	13,048,106	1,316,988	17,911,034	118,907	1,721,775
Shares redeemed	(3,116,270)	(41,172,793)	(526,840)	(7,590,312)	(631,695)	(9,438,476)
Net increase (decrease)	(67,398)	$254,321	13,998,208	$193,225,181	3,064,847	$43,682,349
Total Net Increase (Decrease)	(1,038,137)	$(12,259,692)	20,831,449	$286,355,465	1,542,787	$22,578,212

(a)	On December 27, 2017, all the issued and outstanding Investor B Shares of the Fund were converted to Investor A Shares of the Fund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

50	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Tactical Opportunities Fund and the Board of Trustees of BlackRock FundSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Tactical Opportunities Fund of BlackRock FundSM (the “Fund”), including the schedule of investments, as of April 30, 2020, the related statements of operations for the period from October 1, 2019 through April 30, 2020 and for the year ended September 30, 2019, the statements of changes in net assets for the period from October 1, 2019 through April 30, 2020 and for each of the two years in the period ended September 30, 2019, the financial highlights for the period from October 1, 2019 through April 30, 2020 and for each of the five years in the period ended September 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, and the results of its operations for the period from October 1, 2019 through April 30, 2020 and for the year ended September 30, 2019, the changes in its net assets for the period from October 1, 2019 through April 30, 2020 and for each of the two years in the period ended September 30, 2019, and the financial highlights for the period from October 1, 2019 through April 30, 2020 and each of the five years in the period ended September 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	51

Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal period ended April 30, 2020 that qualified for the dividends-received deduction were as follows:

Fund	Dividends-Received Deduction

BlackRock Tactical Opportunities Fund	12.92%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal period ended April 30, 2020:

Fund	Qualified Dividend Income

BlackRock Tactical Opportunities Fund	$ 11,032,764

For the fiscal period ended April 30, 2020, the Fund hereby designates the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund	Interest-Related Dividends

BlackRock Tactical Opportunities Fund	$ 2,842,394

The Fund hereby designates the following amount of distributions from direct federal obligation interest for the fiscal period ended April 30, 2020:

Fund	Federal Obligation Interest

BlackRock Tactical Opportunities Fund	$ 1,386,970

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

52	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	36 RICs consisting of 150 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	36 RICs consisting of 150 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. ("CCI") (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute ("PCRI") since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019.	36 RICs consisting of 150 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	36 RICs consisting of 150 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	36 RICs consisting of 150 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President 4 Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	36 RICs consisting of 150 Portfolios	None
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	36 RICs consisting of 150 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	36 RICs consisting of 150 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

TRUSTEE AND OFFICER INFORMATION	53

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	36 RICs consisting of 150 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	36 RICs consisting of 150 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 RICs consisting of 150 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	36 RICs consisting of 150 Portfolios	None

54	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 261 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 262 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both "interested persons," as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit strategies Fund.

TRUSTEE AND OFFICER INFORMATION	55

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s strategic Product Management Group since 2019; Head of Product structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd street, New York, New York 10055.
(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2019, Robert M. Hernandez retired as Trustee of the Trust.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock Asset Management North Asia Limited

Cheung Kong Center

Hong Kong

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

56	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Fund’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	57

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

58	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in This Report

Currency

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNY	Chinese Yuan

EUR	Euro

GBP	British Pound

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TWD	Taiwan New Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipts

BA	Canadian Bankers Acceptances

BBR	Australian Bank Bill Rate

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

CD_KSDA	Certificates of Deposit by the Korean Securities Dealers Association

CDO	Collateralized Debt Obligation

CNREPOFI	Day China Fixing Repo Rates

EURIBOR	Euro Interbank Offered Rate

JIBAR	Johannesburg Interbank Average Rate

LIBOR	London Interbank Offered Rate

MIBOR	Mumbai Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MXIBTIIE	Mexico Interbank TIIE 28-Day

OTC	Over-the-counter

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SDR	Swedish Depositary Receipts

SOR	Singapore Interbank Offered Rate

STIBOR	Stockholm Interbank Offered Rate

THBFIX	Thai Baht Interest Rate Fixing

TWCPBA	Taiwan Secondary Markets Bills Rate

WIBOR	Warsaw Interbank Offered Rate

GLOSSARY OF TERMS USED IN THIS REPORT	59

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

TO-4/20-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End
BlackRock Tactical Opportunities Fund	$63,240	$63,240	$0	$0	$20,000	$17,300	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End[3]	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3The registrant changed its fiscal year end from September 30 to April 30 effective April 30, 2020 whereby this fiscal year consists of the seven months ended April 30, 2020.

4 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End[1]	Previous Fiscal Year End
BlackRock Tactical Opportunities Fund	$20,000	$17,300

1The registrant changed its fiscal year end from September 30 to April 30 effective April 30, 2020 whereby this fiscal year consists of the seven months ended April 30, 2020.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End[1]	Previous Fiscal Year End
$1,984,000	$2,050,500

1The registrant changed its fiscal year end from September 30 to April 30 effective

April 30, 2020 whereby this fiscal year consists of the seven months ended April 30, 2020.

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: July 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: July 2, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: July 2, 2020